UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President

100 Federal Street

Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

James E. Thomas, Esq.

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2024

Date of reporting period:	August 1, 2023 – July 31, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FRANKLIN TEMPLETON

Putnam Premier Income Trust

Annual report
7 | 31 | 24

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PPT

Not FDIC Insured | No Bank Guarantee | May Lose Value

Putnam
Premier Income
Trust

Annual report
7 | 31 | 24

Message from the Trustees

September 16, 2024

Dear Fellow Shareholder:

We are pleased to provide the annual report of Putnam Premier Income Trust for the twelve-month reporting period ended July 31, 2024. Please read on for Fund performance information during the Fund’s reporting period.

We extend our sincere thanks to Kenneth R. Leibler, who retired from the Board on June 30, 2024, after serving as a Trustee since 2006 and Chair of the Board since 2018. Effective July 1, 2024, Barbara M. Baumann, a Trustee since 2010 and Vice Chair from 2022 to 2024, was appointed Chair of the Board. Effective May 17, 2024, Gregory G. McGreevey joined the Board as an independent Trustee, having previously served as Senior Managing Director, Investments, at Invesco Ltd. until 2023.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. For more information on your Fund, visit www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

                  • Fund prices and performance,

                  • Market insights and commentaries from our portfolio managers, and

                  • A host of educational resources.

We look forward to helping you meet your financial goals.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value (NAV). See below and pages 8–9 for additional performance information, including fund returns at market price. Index results should be compared with fund performance at NAV.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

* The fund’s primary benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/24. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 17.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Premier Income Trust

Please describe investment conditions during the fund’s 12-month reporting period.

Short-term yields rose over the 12-month reporting period. The U.S. Federal Reserve raised the federal funds rate to 5.25%–5.50% in July 2023 and held rates steady through period-end. The pace of inflation slowed but remained stickier than expected. Data from the Consumer Price Index showed that the year-over-year rate of inflation stalled at 3.3% in May 2024, above the Fed’s 2.0% target rate.

At the start of calendar 2024, the market priced in at least five rate cuts from the Fed based on a slowing U.S. economy. However, a strong job market and resilient consumer spending kept the U.S. economy in expansion. The Fed held rates higher for longer than anticipated. At its June 2024 meeting, the Fed’s median projection called for one rate cut by year-end 2024. This caused short-term U.S. Treasury bill rates to remain elevated over the reporting period.

How did the fund perform for the 12-month reporting period?

The fund returned 9.46% at net asset value, outperforming its primary benchmark,

Premier Income Trust 3

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/24. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top individual holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 7/31/24. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

4 Premier Income Trust

the ICE BofA U.S. Treasury Bill Index, which returned 5.48%. The fund also outperformed its secondary benchmark, the Bloomberg Government Bond Index, which returned 4.18% for the period.

What strategies helped fund performance during the reporting period?

Mortgage credit strategies added the most value, driven by positioning in residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Despite higher mortgage rates and lower affordability of homes due to constrained supply, the U.S. housing market performed well. Demand for CMBS improved markedly in the second half of the reporting period. The market rallied amid changing expectations in the timing and number of rate cuts from the Fed.

Positioning in high-yield corporate credit, and to a lesser extent in investment-grade corporate credit, also helped fund results. High-yield corporate credit spreads, represented by the JPMorgan Developed High Yield Index, tightened during the period. A corporate credit spread is the difference in yield between a corporate bond and a government bond of similar maturity. Investment-grade corporate credit spreads, represented by the Bloomberg U.S. Corporate Index, also tightened during the period. Overall, corporate fundamentals were solid, in our view, and technicals [supply/demand metrics] were supportive of corporate spreads.

Emerging market [EM] risk strategies also boosted fund performance. Risk assets overall performed well, with growth and economic data surprising to the upside. This helped tighten EM spreads over the period.

Prepayment risk strategies, led by our agency interest-only [IO] securities, were also notable contributors to performance. Agency IO securities benefited from continued low prepayment speeds.

In addition, the fund’s interest-rate and yield curve positioning were additive to results. The fund maintained a positive structural duration position, which benefited the fund as Treasury yields moved slightly lower during the period.

Which strategies detracted from fund performance during the reporting period?

Currency risk strategies modestly detracted from fund performance. These strategies employ a hedge of safe-haven currencies that historically have tended to perform well in risk-averse investing environments. We held a long position to the U.S. dollar, Japanese yen, and Swiss franc compared with other G10 currencies [the top 10 most traded currencies in the world]. During the period, the Japanese yen and Swiss franc weakened, while the U.S. dollar fluctuated relative to all G10 currencies.

How did you use derivatives during the reporting period?

We used CMBX [a pool of different CMBS] credit default swaps to hedge the fund’s CMBS credit and market risks and to gain access to specific areas of the market.

We used interest-rate swaps to take tactical positions along the yield curve and to hedge the risk associated with the fund’s yield curve positioning. We also employed interest-rate swaps to gain exposure to interest rates in various countries. We utilized options to hedge duration and convexity, to isolate the prepayment risk associated with our holdings of collateralized mortgage obligations, and to help manage overall portfolio downside risk.

What are your current views on the various sectors in which the fund invests?

We expect corporate fundamentals to remain resilient and technicals to be supportive. From a valuation standpoint, spreads remain historically rich, but are appropriate given the low volatility and default environment, in our view. On a macro level, we expect to see slower growth, a firm labor market, and lower inflation albeit above the Fed’s target rate. Market expectations around future Fed decisions continue to evolve. We believe rates will remain

Premier Income Trust 5

higher for longer based on mixed inflation data. We remain focused on industry and company fundamentals, the health of balance sheets, the generation and use of free cash flow, and the resiliency of credit to slow economic growth.

In our view, the broad commercial real estate [CRE] market continues to face meaningful headwinds. We believe risks include higher-for-longer interest rates, tighter credit conditions, more conservative cash flow projections, and stress in the office sector. We see signs of optimism in payoff and refinancing rates that surprised to the upside during the period. We also believe the probability of a widespread regional bank funding crisis has lessened. Interest rates will continue to be the predominant factor driving CRE fundamental performance, in our view. We believe the office sector will be most challenged, given uncertainty surrounding return-to-office trends and a lack of demand for older, outdated properties. Commercial loan modifications and extensions should reduce these pressures on near-term maturities, in our view. However, we expect delinquencies and liquidations to increase on weaker loans that lack strong sponsorship.

Despite potential challenges, we believe that fundamentally strong CRE sectors are likely to receive support from a substantial amount of investor capital, which could limit further price declines. We believe some conduit mezzanine tranches offer relative value to corporate credit at current levels. We also believe attractive opportunities for security selection remain available but require rigorous loan-level analysis.

Within residential mortgage credit, U.S. homeowner balance sheets remain well positioned, in our view. Locked-in home price appreciation, lower household leverage, strong underwriting standards, and a healthy labor market have benefited residential mortgage credit. A lack of inventory and steady household formation has created a supply/demand imbalance, further boosting home prices. Unless inflation cools significantly, we believe wage pressure is likely to increase residential construction costs, resulting in lower new inventory supply. We expect home prices will rise modestly this year, but regional variances may persist. Given a positive technical backdrop and decreased likelihood of an economic recession, we anticipate spreads will tighten marginally for the RMBS sector. At current levels, we favor opportunities near the top of the capital stack including recent issue non-qualified mortgage bonds as well as senior legacy RMBS bonds.

Our outlook for EM debt over the intermediate term is constructive. The asset class has proved resilient in the face of shifting Fed policy expectations this year, partly a result of the supportive macro environment. Credit spreads for both EM sovereign and corporate issuers are near a two-year low. In the first half of calendar 2024, successful debt restructuring of external debt obligations for distressed and defaulted sovereign credit issuers proved pivotal in driving spreads tighter. We expect further progress in the second half of this year but believe much of the upside already has been priced into the market.

In the second half of calendar 2024, we believe the U.S. elections will have the greatest influence on the outlooks for EM. Conflicts in Ukraine and Gaza remain, and the risk of broader conflict is elevated, in our view. We believe China’s growth and global election risks have become more muted this year. Major elections in Mexico, India, and South Africa have yielded some surprises. More elections are to come, which contributes to uncertainty in EM outlooks. In the near-term, we see a more supportive environment for EM with some tail risks to the downside and limited capacity for substantial upside.

6 Premier Income Trust

What were the fund’s distributions during the period?

The fund’s distributions are fixed at a targeted rate. The targeted rate is not expected to vary with each distribution, but may change from time to time. During the last fiscal year, the fund made monthly distributions totaling $0.312 per share from August 2023 to July 2024, which were characterized as $0.211 per share of net investment income and $0.101 per share of return of capital. $0.067 of the fund’s return of capital was the result of the fund’s targeted distribution policy, while $0.034 was due to swap and foreign currency losses during the fiscal year.

Distributions of capital decrease the fund’s total assets and total assets per share and, therefore, could have the effect of increasing the fund’s expense ratio. In general, the policy of fixing the fund’s distributions at a targeted rate does not affect the fund’s investment strategy. However, in order to make these distributions, on occasion the fund may have to sell portfolio securities at a less than opportune time.

[Please see the Distributions to shareholders note on page 76 for more information on fund distributions.]

Thank you, Mike, for your time and insights today.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Premier Income Trust 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2024, the end of its most recent fiscal year. In accordance with regulatory requirements for closed-end funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Annualized fund performance Total return for periods ended 7/31/24

	Life of fund
	(since 2/29/88)	10 years	5 years	3 years	1 year
Net asset value	5.85%	2.10%	0.86%	1.74%	9.46%
Market price	5.94	3.14	0.42	–0.05	8.53

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative annualized index returns For periods ended 7/31/24

	Life of fund
	(since 2/29/88)	10 years	5 years	3 years	1 year
ICE BofA U.S. Treasury
Bill Index	—*	1.57%	2.22%	3.16%	5.48%
Bloomberg Government
Bond Index	4.93%	1.16	–0.16	–2.93	4.18

Index and results should be compared with fund performance at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

* The fund’s primary benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

Past performance does not indicate future results.

8 Premier Income Trust

Fund price and distribution information For the 12-month period ended 7/31/24

Distributions
Number	12
Income	$0.211088
Capital gains	—
Return of capital*	0.100912
Total	$0.312000
Share value	NAV	Market price
7/31/23	$3.82	$3.65
7/31/24	3.85	3.63
Current dividend rate†	8.10%	8.60%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 86.

† Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at period-end.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/24

	Life of fund
	(since 2/29/88)	10 years	5 years	3 years	1 year
Net asset value	5.80%	1.92%	0.73%	0.24%	7.75%
Market price	5.89	2.82	0.86	–0.63	11.00

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Premier Income Trust 9

Information about the fund’s goal, investment strategies, principal risks, and fundamental investment policies

Goal

The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund’s main investment strategies and related risks

This section contains detail regarding the fund’s main investment strategies and the related risks you face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

We pursue the fund’s goal by investing mainly in bonds, securitized debt instruments (such as residential mortgage-backed securities and commercial mortgage-backed securities), and other obligations of companies and governments worldwide that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”), that have intermediate-to long-term maturities (three years or longer), and that are from multiple sectors. The fund currently has significant investment exposure to residential and commercial mortgage-backed investments. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for hedging and non-hedging purposes and to obtain leverage.

The fund currently has significant investment exposure to CMBS, which are also subject to risks associated with the commercial real estate markets and the servicing of mortgage loans secured by commercial properties. During periods of difficult economic conditions, delinquencies and losses on CMBS in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The fund achieves exposure to CMBS via CMBX, an index that references a basket of CMBS.

• Foreign investments. We consider any securities issued by a foreign government or a supranational organization (such as the World Bank) or denominated in a foreign currency to be securities of a foreign issuer. In addition, we consider an issuer to be a foreign issuer if we determine that (i) the issuer is headquartered or organized outside the United States, (ii) the issuer’s securities trade in a market outside the United States, (iii) the issuer derives a majority of its revenues or profits outside the United States, or (iv) the issuer is significantly exposed to the economic fortunes and risks of regions outside the United States. Foreign investments involve certain special risks, including:

— Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

— Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions, tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), and tax increases.

— Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Foreign securities may trade on markets that are closed when U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available.

— Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

— Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers

10 Premier Income Trust

that become distressed. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

— Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

— Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.- traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the fund might not benefit from any increase in value as a result of declining interest rates.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Investments rated below BBB or its equivalent are below investment-grade in quality (sometimes referred to as “junk bonds”), which can be more sensitive to changes in markets, credit conditions, and interest rate, and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and could decrease. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair values. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own

Premier Income Trust 11

investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the bonds in which the fund invests (or has exposure to). This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

• Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

• Derivatives. We typically engage to a significant extent in a variety of transactions involving derivatives, such as to-be-announced (TBA) commitments, futures, options and swaptions, including on mortgage-backed securities and indices, forward contracts, certain foreign currency transactions, credit default, total return and interest rate swap contracts, including to obtain or adjust exposure to commercial and residential mortgage-backed instruments.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivative positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives for hedging and non-hedging purposes and to obtain leverage. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad), increase or decrease the fund’s exposure to inflation, adjust the term of the fund’s U.S. Treasury security exposure, adjust the fund’s positioning on the yield curve (a line that plots interest rates of bonds having equal credit quality but differing maturity dates) or to take tactical positions along the yield curve or to a particular currency or group of currencies, or as a substitute for a direct investment in the securities of one or more issuers. The fund may also use derivatives to isolate prepayment risk associated with the fund’s holdings of collateralized mortgage obligations. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement

12 Premier Income Trust

to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivative positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations, and exposures.

Other risks arise from the potential inability to terminate or sell derivative positions. Derivatives may be subject to liquidity risk due to the fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the fund’s derivative positions. In fact, certain over-the-counter instruments (investments not traded on an exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. Derivative transactions may also be subject to operational risk, including due to documentation and settlement issues, system failures, inadequate controls and human error, and legal risk due to insufficient documentation, insufficient capacity or authority of a counterparty, or issues with respect to the legality or enforceability of the derivative contract.

• Floating rate loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate, such as the London Inter-Bank Offered Rate or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below-investment-grade in quality, many also are senior in rank in the event of bankruptcy to most other securities of the borrower, such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating rate loans may not be fully collateralized and may decline in value. Loans may not be considered “securities,” and it is possible that the fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.

Although the market for the types of floating rate loans in which the fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain consent of borrower and/or agent can delay or impede the fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.

• Liquidity and illiquid investments. We may invest the fund’s assets in illiquid investments, which may be considered speculative and which may be

Premier Income Trust 13

difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.

• Focused investment risk. Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The fund currently has significant investment exposure to private issuers of residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which makes the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in tenants’ ability to make loan payments, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions. Some of these factors may vary greatly by geographic location. The value of these investments also may be affected by changes in interest rates and social and economic trends. Mortgage-backed securities are subject to the risk of fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers.

Because the fund currently has significant investment exposure to commercial mortgage-backed securities, the fund may be particularly susceptible to adverse developments affecting those securities. Commercial mortgage-backed securities include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. During periods of difficult economic conditions (including periods of significant disruptions to business operations, supply chains, and customer activity and lower consumer demand for goods and services), delinquencies and losses on commercial real estate generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The risk of defaults on residential mortgage-backed securities is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the fund’s mortgage-backed investments.

• Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues (including epidemics and pandemics); and factors related to a specific issuer, asset class, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks may be exacerbated

14 Premier Income Trust

during economic downturns or other periods of economic stress.

The Covid-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid-19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid-19 pandemic and its effects cannot be determined with certainty.

• ESG considerations. Although ESG considerations do not represent a primary focus of the fund, we expect to integrate environmental, social, or governance (“ESG”) considerations into our fundamental research process and investment decision-making for the fund, where we consider them material and relevant, and where data is available. We believe that ESG considerations, like other, more traditional subjects of investment analysis such as credit, interest rate, prepayment and liquidity risks, as well as general market conditions, have the potential to impact financial risk and investment returns. We believe that ESG considerations are best analyzed in combination with traditional fundamental considerations, including a company’s industry, geography, and strategic position or the fundamentals of a securitized product and its underlying assets. With respect to securitized products, we may evaluate ESG considerations related to the originator, servicers and other relevant parties. We also consider ESG factors when evaluating sovereign debt, including both current ESG metrics and goals and progress by the sovereign issuer with respect to ESG considerations. When considering ESG factors for all asset classes, we use company or issuer disclosures, public data sources, and independent third-party data (where available) as inputs into our analytical processes. With respect to certain fund holdings, such as holdings of securitized investments, data on material ESG considerations may be limited. Because fixed income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments. The consideration of ESG factors as part of the fund’s investment process does not mean that the fund pursues a specific “ESG” or “sustainable” investment strategy, and we may make investment decisions for the fund other than on the basis of relevant ESG considerations.

• Management and operational risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

• Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. The fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised

Premier Income Trust 15

by Franklin Advisers, Inc. or its affiliates. The percentage of the fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, purchase and redemption activity by fund shareholders, and our assessment of the cash level that is appropriate to allow the fund to pursue investment opportunities as they arise. Large cash positions may dampen performance and may prevent the fund from achieving its goal. The fund may also loan portfolio securities to earn income.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If we do employ these strategies, the fund may miss out on investment opportunities, and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.

• Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the fund’s prospectus, statement of additional information or shareholder report and is otherwise still in effect.

The fund’s fundamental investment policies

The fund has adopted the following investment restrictions which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the fund (which is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy). The fund may not:

1. Borrow money or issue senior securities (as defined in the 1940 Act), except as permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Securities and Exchange Commission under the 1940 Act or (iii) any applicable exemption from the provisions of the 1940 Act.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

6. With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities.

7. With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies or instrumentalities, or of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

16 Premier Income Trust

Comparative index definitions

Bloomberg Government Bond Index is an unmanaged index of U.S. Treasury and government agency securities.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

Bloomberg U.S. Corporate Index is an unmanaged index that seeks to measure the investment-grade, fixed-rate, taxable corporate bond market.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Important data provider notices and terms available at www.franklintempletondatasources.com.

Premier Income Trust 17

Other information for shareholders

Important notice regarding share repurchase program

In September 2023, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2023, up to 10% of the fund’s common shares outstanding as of September 30, 2023.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semi-annual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Changes to the fund’s bylaws

On November 17, 2023, the Board of Trustees of the fund determined it was in the best interests of shareholders to amend and restate the Bylaws of the fund (the “Amended and Restated Bylaws”), effective as of November 17, 2023, to rescind Article 15 and its accompanying control share acquisition provisions (the “CSA Provisions”).

Pursuant to the rescinded CSA Provisions, a shareholder who obtained beneficial ownership of fund shares in a “control share acquisition” could have exercised voting rights with respect to those shares only to the extent authorized by other shareholders of the fund. A control share acquisition was an acquisition by any person of beneficial ownership of shares (subject to certain exclusions) entitling the person to vote shares in the election of Trustees within any one of four specified ranges of voting power, beginning at 10%. Once a person made a control share acquisition, that person would only have voting rights with respect to those shares to the extent authorized by a vote of shareholders. The CSA Provisions did not eliminate voting rights for shares acquired in control share acquisitions, but rather the provisions entrusted the fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares.

Prior to rescinding the CSA Provisions, on February 23, 2023, the fund’s Board of Trustees had voted to exempt from the CSA Provisions, including on a going forward basis, all prior and, until further notice, new purchases of shares of the fund that might otherwise be deemed control share acquisitions under the CSA Provisions.

Investors should refer to the Amended and Restated Bylaws for more information, which may be obtained at no charge by calling 1-800-225-1581.

Proxy voting

Putnam and Franklin Templeton are committed to managing our funds in the best interests of our shareholders. Putnam proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2024, are available at franklintempleton.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain Putnam proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

18 Premier Income Trust

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Premier Income Trust 19

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 Premier Income Trust

Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you or your intermediary.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Premier Income Trust 21

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

22 Premier Income Trust

Trustee approval of management contracts

At its meeting on June 28, 2024, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”), approved a New Management Contract (defined below) between your fund and Franklin Advisers, Inc. (“Franklin Advisers”), a new Sub-Management Contract (defined below) for your fund between Franklin Advisers and its affiliate, Putnam Investments Limited (“PIL”), and a new subadvisory agreement (the “New Subadvisory Agreement”) for your fund between Franklin Advisers and Putnam Investment Management, LLC (“Putnam Management”) (collectively, the “New Advisory Contracts”). Franklin Advisers, Putnam Management, and PIL are each indirect, wholly owned subsidiaries of Franklin Resources, Inc. (“Franklin Templeton”).

The Trustees considered the proposed New Advisory Contracts in connection with an internal reorganization (the “Reorganization”) whereby the fixed income and Investment Solutions investment operations of Putnam Management, your fund’s investment adviser prior to the Reorganization, were combined with those of Franklin Advisers. As part of the Reorganization, Franklin Advisers assumed the role of investment adviser for your fund and the other Putnam fixed income and Investment Solutions mutual funds, exchange-traded funds and closed-end funds (collectively, the “FI/IS Funds”), which was accomplished through a transfer by Putnam Management of all of its rights and obligations under the previous management contracts between Putnam Management and the FI/IS Funds (the “Previous Management Contracts”) and the previous sub-management contract between Putnam Management and its affiliate, PIL, with respect to the FI/IS Funds (the “Previous Sub-Management Contract,” and, together with the Previous Management Contracts, the “Previous Contracts”) to Franklin Advisers (the “Contract Transfers”) by means of assignment and assumption agreements (the Previous Management Contracts and the Previous Sub-Management Contract, as modified by the terms of the related assignment and assumption agreements, are hereinafter referred to as the “New Management Contracts” and the “New Sub-Management Contract,” respectively). (Because PIL is an affiliate of Franklin Advisers and Franklin Advisers remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.)

In addition to the New Management Contracts and New Sub-Management Contract, the Board of Trustees of your fund considered and approved the New Subadvisory Agreement pursuant to which Franklin Advisers retained Putnam Management as sub-adviser for each FI/IS Fund so that, following the Reorganization, Putnam Management’s equity team, which was not part of the Reorganization, could continue to provide certain services that it had historically provided to the FI/IS Funds, including, as applicable, the management of the equity portion of a FI/IS Fund’s portfolio, including equity trade execution services, the provision of derivatives and other investment trading facilities for a transitional period, and the provision of proxy voting services for a transitional period (the “Services”).

In connection with the review process, the Independent Trustees’ independent legal counsel (as that term is defined in Rule 0-1(a)(6) (i) under the 1940 Act) met with representatives of Putnam Management and Franklin Templeton to discuss the contract review materials that would be furnished to the Contract Committee. The Board of Trustees, with the assistance of its Contract Committee (which consists solely of Independent Trustees) and its independent legal counsel, requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its review of the New Management Contracts. Over the course of several months ending in June 2024, the Contract Committee met on a number of occasions with representatives of Putnam Management and Franklin Templeton, and separately in executive session, to consider the information provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the Independent Trustees.

At the Board of Trustees’ June 2024 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the approval of the New Advisory Contracts. At that meeting, the Contract Committee also met in executive session with

Premier Income Trust 23

the other Independent Trustees to discuss its observations and recommendations.

The Trustees noted that Franklin Templeton viewed the Reorganization as a further step in the integration of the legacy Putnam Management and Franklin Advisers fixed income and Investment Solutions organizations, offering potential operational efficiencies and enhanced investment resources for the FI/IS Funds. The Trustees also considered, among other factors, that:

• The Contract Transfers would not result in a change in the senior management at Franklin Templeton, so that the same management will be in place before and after the Contract Transfers, which contemplate no reduction in the nature and level of the advisory and administrative services provided to the FI/IS Funds;

• The portfolio managers who are responsible for the day-to-day management of the FI/IS Funds would be the same immediately prior to, and immediately after, the Contract Transfers, and these investment personnel would have access to the same research and other resources to support their respective investment management functions both before and immediately after the Contract Transfers; and

• The Contract Transfers would not result in an increase in the advisory fee rates payable by each FI/IS Fund and that, other than an acknowledgment by Franklin Advisers and Putnam Management that for purposes of the New Management Contracts, each applicable FI/IS Fund will continue to be “an open-end fund sponsored by Putnam Management,” for purposes of calculating the advisory fee rates, and updating the parties to the agreements, the terms of the New Management Contracts and New Sub-Management Contract were substantially identical to those under the Previous Contracts (including with respect to the term of the New Management Contracts and New Sub-Management Contract, which run through June 30, 2025, unless the contracts are sooner terminated or continued pursuant to their terms).

With respect to the New Subadvisory Agreement, the Trustees considered that, under the agreement, Putnam Management would provide any necessary Services to the applicable FI/IS Fund under generally the same terms and conditions related to the FI/IS Fund as such Services were previously provided by Putnam Management under the FI/IS Fund’s Previous Management Contract. The Trustees also considered that Franklin Advisers would be responsible for overseeing the Services provided to the FI/IS Funds by Putnam Management under the New Subadvisory Agreement and would compensate Putnam Management for such services out of the fees it receives under the New Management Contracts. The Trustees further noted Franklin Advisers’ and Putnam Management’s representations that Putnam Management’s appointment as sub-adviser to the FI/IS Funds would not result in any material change in the nature or level of investment advisory services provided to the FI/IS Funds.

The Trustees also considered that, prior to the Reorganization, counsel to Franklin Advisers and Putnam Management had provided a legal opinion that the Contract Transfers would not result in an “assignment” under the 1940 Act of the Previous Contracts or a material amendment of those contracts, and, therefore, the New Management Contracts and New Sub-Management Contract did not require shareholder approval.

In addition, the Trustees considered that counsel to Franklin Advisers and Putnam Management had provided a legal opinion that shareholder approval of the New Subadvisory Agreement was not required under the 1940 Act.

General conclusions

In addition to the above considerations, the Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund and the fees paid by competitive funds; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Franklin Advisers of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. The considerations and conclusions discussed herein were also informed by the fact that there would be

24 Premier Income Trust

continuity in the management of the FI/IS Funds, including your fund, immediately following the Reorganization (i.e., the same portfolio managers that managed the fund prior to the Reorganization would be in place immediately following the Reorganization). The Trustees also considered that the FI/IS Funds had no operating history with Franklin Templeton or its affiliates prior to 2024.

Management fee schedules and total expenses

Under its Previous Management Contract and under its New Management Contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee rates as the fund’s assets under management increase. The Trustees considered that breakpoints in a fund’s management fee schedule were one way in which economies of scale in managing a fund can be shared with the fund’s shareholders. The Trustees noted, however, that since closed-end funds typically do not change materially in size through the sale or redemption of shares, these are not likely to have a meaningful impact. The Trustees reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses as of December 31, 2023. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2023 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included year-over-year data with respect to revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and investor services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2023 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees also reviewed the revenues, expenses and profitability of Franklin Templeton’s global investment management business and its U.S. registered investment company business, which includes the financial results of Franklin Advisers. Because the FI/IS Funds had no operating history with Franklin Templeton or its affiliates, the Trustees did not review fund-by-fund profitability information for Franklin Templeton. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services to be provided by Franklin Advisers (which are substantially identical to those historically provided by Putnam Management) and represented an appropriate sharing between fund shareholders and Franklin Advisers of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their review of the New Advisory Contracts included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution retirement plan market, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a FI/IS Fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees also considered information regarding services

Premier Income Trust 25

provided and fees charged by Franklin Advisers and its other Franklin Templeton affiliates to other clients, including U.S. registered mutual funds, funds organized outside of the United States (i.e., offshore funds), separate accounts (including separately managed accounts), collective investment trusts and sub-advised funds, which included, where applicable, the specific fees charged to strategies that are comparable to those of the FI/IS Funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management historically provided and that Franklin Advisers will provide to the FI/IS Funds as investment adviser and those that they provide to their other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s Previous Management Contract and was also a significant factor in considering approval of your fund’s New Management Contract, since the portfolio managers of your fund that were employed by Putnam Management prior to the Reorganization would continue to serve as portfolio managers of your fund immediately following the Reorganization as employees of Franklin Advisers. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which met on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provided a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. In addition to Putnam Management’s investment process and performance, the Trustees considered aggregate performance information for Franklin Advisers’ fixed income and Investment Solutions investment strategies, and also met with senior investment leadership at Franklin Advisers, including the respective heads of the fixed income and Investment Solutions teams and the Head of Public Market Investments.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally strong in 2023 against a backdrop of largely solid fixed income markets and strong but volatile equity markets, which were characterized by a concentration of performance among large-cap growth stocks. The Trustees also noted that corporate earnings and employment figures continued to generally show strength, underpinning market rallies in 2023, while inflation concerns, Federal Reserve actions to reduce inflation and geopolitical tensions continued to be a focus of investors. For the one-year period ended December 31, 2023, the Trustees considered that the Putnam funds, on an asset-weighted basis, ranked in the 32nd percentile of their peers as determined by LSEG Lipper (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 2.8% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 31st, 21st, and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2023, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar, Inc. ratings assigned to the funds, noting that 45 funds were rated four or five stars at the end of 2023, which represented an increase of 5 funds year-over-year. The Trustees also considered that 18 funds were five-star rated at the end of 2023, which was a year-over-year increase of 11 funds, and that 90% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

26 Premier Income Trust

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2023. In this regard, the Trustees considered that The Putnam Fund complex had ranked 1st out of 49 fund companies, 1st out of 47 fund companies and 5th out of 46 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that 2023 had marked the seventh year in a row that The Putnam Fund complex had ranked in the top ten fund companies. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2023 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General Bond Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2023 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2023, there were 65, 54, and 42 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year, three-year and five-year periods ended December 31, 2023 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over those periods was driven by disappointing performance in 2023, 2021 and, to a lesser extent, in 2020. The Trustees observed that significant underperformance in the securitized products sector in 2021 had contributed to the fund’s disappointing results, noting that prepayment strategies had suffered as a result of significantly elevated refinancing (given strong home price appreciation and low interest rates) relative to expectations. The Trustees considered that the fund’s underperformance was also driven by significant underperformance in the securitized products sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage sector. The Trustees noted Putnam Management’s observation that the fund’s performance in 2023 was negatively impacted by general concerns regarding distress in commercial real estate. In addition, the Trustees considered the negative impact that the fund’s term structure strategies had on performance in 2021.

The Trustees considered the positive impact of corporate and emerging market strategies on the fund’s performance. The Trustees also considered the steps being taken to improve the volatility of the fund’s returns and to provide a more consistently competitive risk-adjusted return. In addition, the Trustees considered the retirement of one of the fund’s portfolio managers in 2023. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and a fund’s investment adviser represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds

Premier Income Trust 27

have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. The Trustees concluded that it continued to be advisable to seek change within the fund’s investment adviser to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations and other benefits

The Trustees considered various potential benefits that Franklin Advisers and Putnam Management may receive in connection with the services provided under the New Advisory Contracts to your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Franklin Advisers and Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that would enhance Franklin Advisers’ and Putnam Management’s investment capabilities and supplement their internal research efforts. The Trustees intend to continue to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees intend to continue to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process. Your fund is not expected to generate a significant amount of soft-dollar credits.

The Trustees also considered other potential benefits that Franklin Advisers and Putnam Management may receive in connection with the services provided under the New Advisory Contracts to your fund. These potential benefits included, among others, Franklin Advisers’ and Putnam Management’s registered fund businesses aiding in the growth of their non-registered fund businesses and the use of an affiliated transfer agent’s services (in the case of your fund, PSERV, which is affiliated with Franklin Advisers and Putnam Management), where the fees for those services are paid by the fund.

28 Premier Income Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Premier Income Trust 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Premier Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Premier Income Trust (the “Fund”) as of July 31, 2024, the related statement of operations for the year ended July 31, 2024, the statement of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

30 Premier Income Trust

The fund’s portfolio 7/31/24

	Principal
MORTGAGE-BACKED SECURITIES (34.8%)*	amount	Value
Agency collateralized mortgage obligations (13.8%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	$837,005	$173,342
REMICs Ser. 5091, Class IL, IO, 4.50%, 3/25/51	4,883,090	1,083,996
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	3,758,736	839,820
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	9,138,593	2,124,957
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	4,779,287	1,022,984
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	318,528	46,547
REMICs Ser. 5134, Class IC, IO, 4.00%, 8/25/51	7,581,936	1,542,156
REMICs Ser. 23-5349, Class IB, IO, 4.00%, 12/15/46	4,230,290	900,059
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,024,015	152,354
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	427,040	28,052
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	148,901	4,360
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x US 30 Day Average SOFR)
+ 6.14%), 0.788%, 9/25/50	7,575,632	1,013,981
REMICs IFB Ser. 4742, Class S, IO, ((-1 x US 30 Day Average SOFR)
+ 6.09%), 0.748%, 12/15/47	1,284,394	153,904
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x US 30 Day Average SOFR)
+ 5.99%), 0.648%, 8/15/56	4,627,470	643,409
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x US 30 Day Average SOFR)
+ 5.99%), 0.638%, 7/25/50	7,111,140	920,878
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x US 30 Day Average SOFR)
+ 5.94%), 0.588%, 1/25/50	4,633,105	518,023
Federal National Mortgage Association
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	1,538,340	247,023
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	69,789	11,341
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	2,387,249	358,379
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	202,259	30,217
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	6,745,021	1,476,339
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	271,796	59,492
REMICs Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	2,592,037	458,076
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	772,939	120,771
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	571,748	68,329
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	399,741	39,164
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x US 30 Day Average SOFR)
+ 6.29%), 0.938%, 4/25/40	560,486	60,196
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x US 30 Day Average SOFR)
+ 6.14%), 0.788%, 3/25/48	2,822,901	243,477
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x US 30 Day Average SOFR)
+ 6.09%), 0.738%, 6/25/48	5,032,546	618,920
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x US 30 Day Average SOFR)
+ 6.04%), 0.688%, 5/25/47	6,139,537	583,039
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x US 30 Day Average SOFR)
+ 5.94%), 0.588%, 8/25/49	2,725,079	266,879
REMICs FRB Ser. 19-61, Class S, IO, ((-1 x US 30 Day Average SOFR)
+ 5.89%), 0.538%, 11/25/49	5,457,985	642,307
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x US 30 Day Average
SOFR) + 5.79%), 0.438%, 10/25/41	1,243,302	115,555

Premier Income Trust 31

	Principal
MORTGAGE-BACKED SECURITIES (34.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
5.00%, 12/20/52	$4,048,545	$834,736
Ser. 16-42, IO, 5.00%, 2/20/46	1,702,059	350,301
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	2,940,654	590,716
Ser. 14-76, IO, 5.00%, 5/20/44	688,016	148,140
Ser. 12-146, IO, 5.00%, 12/20/42	494,211	101,094
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	2,333,229	458,837
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	414,008	85,426
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	1,273,218	279,606
Ser. 21-122, Class GI, IO, 4.50%, 11/20/47	7,197,143	1,636,116
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	959,616	180,559
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	850,982	169,704
Ser. 22-36, IO, 4.00%, 2/20/52	6,330,397	1,094,241
Ser. 21-214, Class AI, IO, 4.00%, 12/20/51	5,308,050	999,165
Ser. 20-13, Class AI, IO, 4.00%, 3/20/46	9,073,185	1,260,579
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	1,907,413	305,801
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	1,658,206	305,013
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	1,068,849	145,554
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	3,607,445	579,019
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	407,296	8,448
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	439,141	74,852
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	781,894	33,287
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	420,500	66,557
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	406,298	69,581
Ser. 21-156, IO, 3.50%, 7/20/51	8,530,088	1,405,737
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	4,957,282	912,320
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	855,794	127,380
Ser. 13-28, IO, 3.50%, 2/20/43	284,869	31,492
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	445,315	56,550
Ser. 13-14, IO, 3.50%, 12/20/42	1,638,108	204,116
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	1,845,176	303,662
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	1,805,141	294,231
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	786,746	124,465
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	673,632	42,834
Ser. 21-59, Class IP, IO, 3.00%, 4/20/51	7,143,691	1,117,114
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	5,613,248	907,570
Ser. 16-H16, Class EI, IO, 2.326%, 6/20/66 W	3,234,478	109,477
Ser. 16-H18, Class QI, IO, 2.261%, 6/20/66 W	2,669,103	163,152
Ser. 17-H19, Class MI, IO, 2.107%, 4/20/67 W	2,192,838	101,921
Ser. 16-H03, Class DI, IO, 2.042%, 12/20/65 W	3,688,881	139,772
Ser. 15-H15, Class BI, IO, 1.887%, 6/20/65 W	2,213,718	82,643
Ser. 15-H25, Class EI, IO, 1.866%, 10/20/65 W	3,166,942	97,570
Ser. 15-H20, Class AI, IO, 1.825%, 8/20/65 W	4,156,822	109,333
FRB Ser. 15-H08, Class CI, IO, 1.788%, 3/20/65 W	2,616,205	60,097
Ser. 17-H11, Class DI, IO, 1.777%, 5/20/67 W	4,243,581	219,779
Ser. 15-H23, Class BI, IO, 1.75%, 9/20/65 W	4,321,839	102,938
Ser. 16-H14, IO, 1.674%, 6/20/66 W	2,948,530	73,940
Ser. 16-H17, Class KI, IO, 1.666%, 7/20/66 W	2,003,169	97,566
Ser. 16-H24, Class CI, IO, 1.663%, 10/20/66 W	3,123,360	69,920

32 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (34.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-H08, Class CI, IO, 1.615%, 2/20/63 W	$2,125,852	$67,630
Ser. 17-H12, Class QI, IO, 1.608%, 5/20/67 W	3,799,702	146,630
Ser. 14-H21, Class BI, IO, 1.554%, 10/20/64 W	4,367,059	111,648
Ser. 17-H06, Class BI, IO, 1.393%, 2/20/67 W	4,661,916	161,037
Ser. 17-H08, Class NI, IO, 1.362%, 3/20/67 W	6,017,335	213,104
Ser. 15-H10, Class BI, IO, 1.349%, 4/20/65 W	2,907,152	118,307
Ser. 16-H09, Class BI, IO, 1.30%, 4/20/66 W	5,969,119	256,016
Ser. 18-H03, Class XI, IO, 1.279%, 2/20/68 W	5,302,752	254,437
Ser. 18-H02, Class EI, IO, 1.277%, 1/20/68 W	7,794,833	407,288
Ser. 18-H05, Class AI, IO, 1.239%, 2/20/68 W	3,339,718	162,848
Ser. 18-H05, Class BI, IO, 1.233%, 2/20/68 W	5,230,052	256,581
Ser. 17-H09, IO, 1.218%, 4/20/67 W	6,289,644	195,444
IFB Ser. 23-35, Class SH, IO, ((-1 x US 30 Day Average SOFR)
+ 6.45%), 1.106%, 2/20/53	14,356,446	1,040,560
Ser. 16-H06, Class DI, IO, 1.073%, 7/20/65 W	8,115,150	240,346
Ser. 17-H16, Class JI, IO, 1.056%, 8/20/67 W	11,435,933	574,015
Ser. 17-H02, Class BI, IO, 1.021%, 1/20/67 W	2,897,332	110,794
Ser. 16-H23, Class NI, IO, 0.901%, 10/20/66 W	11,960,109	517,968
IFB Ser. 21-98, Class SK, IO, ((-1 x CME Term SOFR 1 Month)
+ 6.19%), 0.84%, 6/20/51	9,881,922	1,367,763
IFB Ser. 21-77, Class SM, IO, ((-1 x CME Term SOFR 1 Month)
+ 6.19%), 0.84%, 5/20/51	6,233,171	802,905
IFB Ser. 21-59, Class SM, IO, ((-1 x CME Term SOFR 1 Month)
+ 6.19%), 0.84%, 4/20/51	12,578,676	1,664,600
IFB Ser. 21-59, Class SQ, IO, ((-1 x CME Term SOFR 1 Month)
+ 6.19%), 0.84%, 4/20/51	4,274,657	551,367
IFB Ser. 20-133, Class CS, IO, ((-1 x CME Term SOFR 1 Month)
+ 6.19%), 0.84%, 9/20/50	5,641,214	760,072
Ser. 16-H22, Class AI, IO, 0.803%, 10/20/66 W	4,615,133	185,371
Ser. 18-H15, Class KI, IO, 0.785%, 8/20/68 W	4,191,908	180,525
FRB Ser. 21-116, Class ES, IO, ((-1 x CME Term SOFR 1 Month)
+ 6.09%), 0.758%, 11/20/47	6,725,966	750,978
Ser. 15-H20, Class CI, IO, 0.73%, 8/20/65 W	4,741,973	240,797
IFB Ser. 14-60, Class SD, IO, ((-1 x CME Term SOFR 1 Month)
+ 6.07%), 0.72%, 4/20/44	3,333,403	364,135
IFB Ser. 20-97, Class QS, IO, ((-1 x CME Term SOFR 1 Month)
+ 6.04%), 0.69%, 7/20/50	3,348,027	422,455
IFB Ser. 19-5, Class SB, IO, ((-1 x CME Term SOFR 1 Month)
+ 6.04%), 0.69%, 1/20/49	2,861,231	326,341
IFB Ser. 20-63, Class SP, IO, ((-1 x CME Term SOFR 1 Month)
+ 5.99%), 0.64%, 5/20/50	4,153,893	493,715
IFB Ser. 20-63, Class PS, IO, ((-1 x CME Term SOFR 1 Month)
+ 5.99%), 0.64%, 4/20/50	5,308,564	681,367
IFB Ser. 19-96, Class SY, IO, ((-1 x CME Term SOFR 1 Month)
+ 5.99%), 0.64%, 8/20/49	4,122,194	475,744
IFB Ser. 19-83, Class SY, IO, ((-1 x CME Term SOFR 1 Month)
+ 5.99%), 0.64%, 7/20/49	3,683,857	412,819
IFB Ser. 19-89, Class PS, IO, ((-1 x CME Term SOFR 1 Month)
+ 5.99%), 0.64%, 7/20/49	4,608,742	449,551

Premier Income Trust 33

	Principal
MORTGAGE-BACKED SECURITIES (34.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-152, Class ES, IO, ((-1 x CME Term SOFR 1 Month)
+ 5.94%), 0.59%, 12/20/49	$2,493,287	$284,065
IFB Ser. 19-110, Class SQ, IO, ((-1 x CME Term SOFR 1 Month)
+ 5.94%), 0.59%, 9/20/49	4,061,663	452,520
IFB Ser. 20-63, Class AS, IO, ((-1 x CME Term SOFR 1 Month)
+ 5.89%), 0.54%, 8/20/43	4,525,613	487,399
Ser. 15-H24, Class AI, IO, 0.537%, 9/20/65 W	3,673,440	137,971
Ser. 16-H03, Class AI, IO, 0.485%, 1/20/66 W	10,499,853	384,526
Ser. 16-H10, Class AI, IO, 0.472%, 4/20/66 W	8,130,533	184,010
Ser. 16-H06, Class CI, IO, 0.253%, 2/20/66 W	4,861,424	107,967
Ser. 17-H16, Class IG, IO, 0.156%, 7/20/67 W	9,363,461	274,855
IFB Ser. 14-119, Class SA, IO, ((-1 x CME Term SOFR 1 Month)
+ 5.49%), 0.14%, 8/20/44	1,458,230	111,597
		50,691,305
Commercial mortgage-backed securities (9.2%)
Barclays Commercial Mortgage Trust 144A Ser. 19-C4, Class E,
3.25%, 8/15/52	802,000	543,514
BDS, Ltd. 144A FRB Ser. 21-FL9, Class A, (CME Term SOFR 1 Month
+ 1.18%), 6.518%, 11/16/38 (Cayman Islands)	547,272	545,422
CD Commercial Mortgage Trust Ser. 17-CD4, Class B,
3.947%, 5/10/50 W	931,000	852,172
CFCRE Commercial Mortgage Trust Ser. 16-C7, Class A3,
3.839%, 12/10/54	762,000	733,039
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.249%, 12/15/47 W	630,000	547,571
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 4.79%, 4/10/47 W	912,000	850,882
Ser. 14-LC17, Class B, 4.49%, 10/10/47 W	461,000	457,382
Ser. 13-CR12, Class AM, 4.30%, 10/10/46	383,851	354,496
Ser. 15-DC1, Class B, 4.035%, 2/10/48 W	906,000	843,110
Ser. 14-UBS3, Class AM, 4.012%, 6/10/47	560,000	528,060
FRB Ser. 15-LC19, Class B, 3.829%, 2/10/48 W	548,000	520,867
COMM Mortgage Trust 144A
FRB Ser. 13-CR13, Class D, 4.948%, 11/10/46 W	1,081,000	697,245
Ser. 12-CR3, Class F, 4.75%, 10/15/45 (In default) † W	395,189	23,860
FRB Ser. 14-CR17, Class D, 4.727%, 5/10/47 W	617,000	482,187
FRB Ser. 14-CR19, Class D, 4.598%, 8/10/47 W	507,000	463,733
Credit Suisse Mortgage Trust 144A FRB Ser. 22-NWPT, Class A,
8.472%, 9/9/24	511,000	512,072
CSAIL Commercial Mortgage Trust
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	617,000	588,874
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	870,000	854,393
Ser. 16-C5, Class A5, 3.757%, 11/15/48	468,000	457,332
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.355%, 8/10/44 W	450,775	408,213
Federal Home Loan Mortgage Corporation Multifamily Structured
Credit Risk FRB Ser. 21-MN1, Class M2, 9.097%, 1/25/51	555,000	565,919

34 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (34.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Federal Home Loan Mortgage Corporation 144A Multifamily
Structured Credit Risk FRB Ser. 21-MN3, Class M2,
9.347%, 11/25/51	$1,746,000	$1,773,075
Government National Mortgage Association FRB Ser. 24-32, IO,
0.706%, 6/16/63	15,151,247	760,246
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D,
4.537%, 2/10/46 W	1,016,000	924,222
GS Mortgage Securities Trust FRB Ser. 19-GC42, Class XA, IO,
0.808%, 9/10/52 W	13,880,761	447,022
GS Mortgage Securities Trust 144A
FRB Ser. 14-GC24, Class D, 4.51%, 9/10/47 W	620,000	282,309
FRB Ser. 13-GC13, Class AS, 3.867%, 7/10/46 W	794,690	760,803
JPMBB Commercial Mortgage Securities Trust Ser. 16-C1, Class A5,
3.576%, 3/17/49	275,000	267,192
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.578%, 2/15/47 W	513,000	427,095
FRB Ser. C14, Class D, 4.038%, 8/15/46 W	632,000	462,386
FRB Ser. 14-C23, Class D, 3.944%, 9/15/47 W	287,000	249,053
JPMDB Commercial Mortgage Securities Trust
FRB Ser. 18-C8, Class C, 4.757%, 6/15/51 W	402,000	346,574
Ser. 18-C8, Class B, 4.522%, 6/15/51	504,000	450,666
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-LC11, Class D, 4.158%, 4/15/46 W	574,000	263,638
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 4.964%, 5/15/45 W	432,000	400,085
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 (In default) † W	1,390,000	284,311
Morgan Stanley Bank of America Merrill Lynch Trust FRB
Ser. 15-C22, Class C, 4.199%, 4/15/48 W	1,227,000	1,107,521
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C12, Class D, 4.804%, 10/15/46 W	416,000	363,871
FRB Ser. 12-C6, Class E, 4.36%, 11/15/45 W	619,000	207,365
FRB Ser. 13-C10, Class F, 3.983%, 7/15/46 W	1,988,000	134,257
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	384,505	329,275
FRB Ser. 18-H3, Class C, 4.85%, 7/15/51 W	576,000	525,666
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 9.212%, 3/25/50	1,523,424	1,536,563
FRB Ser. 19-01, Class M10, 8.712%, 10/25/49	1,160,337	1,165,024
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 22-FL9,
Class A, 7.817%, 6/25/37	624,745	625,145
SG Commercial Mortgage Securities Trust Ser. 16-C5, Class A4,
3.055%, 10/10/48	1,034,000	982,897
Shelter Growth CRE Issuer, Ltd. 144A FRB Ser. 22-FL4, Class A,
7.637%, 6/17/37 (Bermuda)	629,911	632,251
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	1,081,996	11
UBS Commercial Mortgage Trust FRB Ser. 17-C3, Class C,
4.384%, 8/15/50 W	498,000	462,515

Premier Income Trust 35

	Principal
MORTGAGE-BACKED SECURITIES (34.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust
FRB Ser. 15-SG1, Class B, 4.452%, 9/15/48 W	$559,000	$525,444
Ser. 15-C31, Class A4, 3.695%, 11/15/48	891,000	871,522
Ser. 15-NXS3, Class A4, 3.617%, 9/15/57	866,000	844,628
Ser. 20-C56, Class A2, 2.498%, 6/15/53	727,437	684,959
FRB Ser. 19-C52, Class XA, IO, 1.589%, 8/15/52 W	6,914,544	413,625
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 15-C30, Class D, 4.493%, 9/15/58 W	265,000	234,103
FRB Ser. 13-LC12, Class D, 3.951%, 7/15/46 W	356,000	129,548
Ser. 14-LC16, Class D, 3.938%, 8/15/50	782,750	98,709
WF-RBS Commercial Mortgage Trust
Ser. 14-C21, Class C, 4.234%, 8/15/47 W	365,000	337,128
Ser. 14-C24, Class AS, 3.931%, 11/15/47	731,000	714,103
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class E, 4.719%, 11/15/45 W	472,239	430,229
FRB Ser. 13-C15, Class D, 4.188%, 8/15/46 W	1,440,000	596,880
		33,882,259
Residential mortgage-backed securities (non-agency) (11.8%)
A&D Mortgage Trust 144A Ser. 24-NQM1, Class A1, 6.195%, 2/25/69	1,701,159	1,711,557
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (CME Term SOFR 1 Month + 0.30%), 5.654%, 5/25/47	605,691	352,632
Bear Stearns Alt-A Trust FRB Ser. 05-10, Class 11A1, (CME Term
SOFR 1 Month + 0.61%), 5.964%, 1/25/36	100,176	90,981
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A
FRB Ser. 06-4A, Class A2, (CME Term SOFR 1 Month + 0.29%),
5.644%, 11/25/47	459,563	392,837
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(CME Term SOFR 1 Month + 0.46%), 5.814%, 3/25/37	1,506,948	1,254,271
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, (CME Term SOFR 1 Month + 0.81%),
6.164%, 9/25/35	378,465	334,412
FRB Ser. 06-OA10, Class 1A1, (Federal Reserve US 12 Month
Cumulative Avg 1 yr CMT + 0.96%), 6.133%, 8/25/46	189,738	165,689
FRB Ser. 05-59, Class 1A1, (CME Term SOFR 1 Month + 0.77%),
6.12%, 11/20/35	998,016	934,122
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month
Cumulative Avg 1 yr CMT + 0.94%), 6.113%, 6/25/46	301,965	258,284
FRB Ser. 06-OA10, Class 3A1, (CME Term SOFR 1 Month + 0.49%),
5.844%, 8/25/46	482,677	415,486
FRB Ser. 06-OA10, Class 4A1, (CME Term SOFR 1 Month + 0.49%),
5.844%, 8/25/46	2,465,018	2,045,115
FRB Ser. 07-OH1, Class A1D, (CME Term SOFR 1 Month + 0.32%),
5.674%, 4/25/47	352,636	291,186
FRB Ser. 06-OA7, Class 1A1, 3.487%, 6/25/46 W	836,983	747,640
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class B,
(US 30 Day Average SOFR + 11.36%), 16.712%, 12/25/28	480,002	550,411
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
(US 30 Day Average SOFR + 10.61%), 15.962%, 5/25/28	824,543	897,662

36 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (34.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(US 30 Day Average SOFR + 10.11%), 15.462%, 7/25/28	$2,788,445	$3,091,264
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(US 30 Day Average SOFR + 9.46%), 14.812%, 4/25/28	1,279,440	1,386,877
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B,
(US 30 Day Average SOFR + 9.31%), 14.662%, 10/25/27	726,875	766,085
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2,
(US 30 Day Average SOFR + 12.36%), 17.712%, 2/25/49	254,000	322,461
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5,
Class B2, (US 30 Day Average SOFR + 11.50%), 16.847%, 10/25/50	491,000	682,971
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2,
(US 30 Day Average SOFR + 11.36%), 16.712%, 4/25/49	298,000	372,638
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2,
(US 30 Day Average SOFR + 11.11%), 16.462%, 10/25/48	1,619,000	2,053,017
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2,
(US 30 Day Average SOFR + 10.86%), 16.212%, 1/25/49	315,000	400,781
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2,
(US 30 Day Average SOFR + 10.61%), 15.962%, 3/25/49	252,000	304,176
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4,
Class B2, (US 30 Day Average SOFR + 10.11%), 15.462%, 8/25/50	966,000	1,308,684
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3,
Class B2, (US 30 Day Average SOFR + 10.11%), 15.462%, 7/25/50	1,027,000	1,388,232
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2,
(US 30 Day Average SOFR + 7.86%), 13.212%, 9/25/48	389,000	455,503
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2,
Class B2, (US 30 Day Average SOFR + 7.71%), 13.062%, 3/25/50	625,000	742,477
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA3,
Class B2, (US 30 Day Average SOFR + 6.25%), 11.597%, 10/25/33	299,000	354,961
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class B1, (US 30 Day Average SOFR + 5.36%), 10.712%, 9/25/50	687,959	775,363
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5,
Class B1, (US 30 Day Average SOFR + 4.80%), 10.147%, 10/25/50	900,000	1,037,908
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M2,
(US 30 Day Average SOFR + 3.75%), 9.097%, 2/25/42	450,000	473,828
Structured Agency Credit risk Debt FRN Class M1B, (US 30 Day
Average SOFR + 3.35%), 8.697%, 6/25/43	700,000	738,307
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	685,000	654,723
Seasoned Credit Risk Transfer Trust Ser. 17-3, Class M2,
4.75%, 7/25/56 W	879,000	847,056
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M,
4.50%, 2/25/59 W	346,000	319,294
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
(US 30 Day Average SOFR + 12.86%), 18.212%, 10/25/28	238,507	277,666
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(US 30 Day Average SOFR + 12.36%), 17.712%, 9/25/28	2,297,597	2,658,311
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(US 30 Day Average SOFR + 11.86%), 17.212%, 10/25/28	1,285,772	1,484,002

Premier Income Trust 37

	Principal
MORTGAGE-BACKED SECURITIES (34.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(US 30 Day Average SOFR + 11.86%), 17.212%, 8/25/28	$831,380	$947,057
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
(US 30 Day Average SOFR + 10.86%), 16.212%, 1/25/29	268,210	308,799
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B,
(US 30 Day Average SOFR + 10.36%), 15.712%, 1/25/29	266,215	303,828
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B,
(US 30 Day Average SOFR + 9.36%), 14.712%, 4/25/29	395,450	448,497
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2B1,
(US 30 Day Average SOFR + 4.50%), 9.847%, 1/25/42	402,000	424,126
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1,
(US 30 Day Average SOFR + 4.21%), 9.562%, 9/25/31	508,642	540,764
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1,
(US 30 Day Average SOFR + 3.36%), 8.712%, 1/25/40	459,000	477,371
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2,
(US 30 Day Average SOFR + 3.00%), 8.347%, 1/25/42	1,640,000	1,689,877
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(US 30 Day Average SOFR + 2.56%), 7.912%, 7/25/31	1,081	1,081
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (CME Term
SOFR 1 Month + 0.42%), 5.774%, 5/25/37	515,847	287,955
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A,
(CME Term SOFR 1 Month + 0.63%), 5.976%, 5/19/35	401,042	120,468
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average
SOFR + 4.15%), 9.497%, 1/25/34 (Bermuda)	300,000	305,133
LHOME Mortgage Trust 144A Ser. 23-RTL2, Class A1,
8.00%, 6/25/28	786,000	798,905
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B,
(CME Term SOFR 1 Month + 0.34%), 3.237%, 2/26/37	383,987	342,818
MortgageIT Trust FRB Ser. 05-3, Class M2, (CME Term SOFR 1 Month
+ 0.91%), 6.259%, 8/25/35	69,497	65,666
Saluda Grade Alternative Mortgage Trust 144A Ser. 24-RTL4,
Class A1, stepped-coupon 7.50% (8.50%, 7/1/26), 2/25/30 ††	928,000	936,313
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, (CME Term SOFR 1 Month + 0.47%), 5.824%, 1/25/37	498,300	425,186
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	1,033,000	944,738
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	815,000	686,414
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13,
Class A1C3, (CME Term SOFR 1 Month + 1.09%), 6.444%, 10/25/45	214,022	203,585
		43,597,451
Total mortgage-backed securities (cost $133,392,366)		$128,171,015

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (31.5%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (8.4%)
Government National Mortgage Association Pass-Through Certificates
5.50%, TBA, 8/1/54	$11,000,000	$11,034,939
5.50%, 5/20/49	38,225	38,830
5.00%, 5/20/49	115,775	115,550

38 Premier Income Trust

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (31.5%)* cont.	amount	Value
U.S. Government Guaranteed Mortgage Obligations cont.
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 8/1/54	$12,000,000	$11,627,538
4.50%, with due dates from 10/20/49 to 1/20/50	120,372	116,091
4.00%, TBA, 8/1/54	8,000,000	7,556,683
4.00%, with due dates from 8/20/49 to 12/20/49	74,357	70,392
3.50%, with due dates from 8/20/49 to 3/20/50	467,093	426,518
		30,986,541
U.S. Government Agency Mortgage Obligations (23.1%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	116,159	116,130
Uniform Mortgage-Backed Securities
6.50%, TBA, 8/1/54	33,000,000	33,846,024
6.00%, TBA, 8/1/54	46,000,000	46,659,492
3.00%, TBA, 8/1/54	2,000,000	1,745,546
2.50%, TBA, 8/1/54	3,000,000	2,516,055
		84,883,247
Total U.S. government and agency mortgage obligations (cost $114,554,865)		$115,869,788

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 0.25%, 5/31/25 [i]	$22,000	$21,187
Total U.S. treasury obligations (cost $21,187)		$21,187

		Principal
CORPORATE BONDS AND NOTES (21.4%)*		amount	Value
Basic materials (1.9%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)		$515,000	$568,320
ATI, Inc. sr. unsec. notes 4.875%, 10/1/29		1,080,000	1,030,944
Boise Cascade Co. 144A company guaranty sr. unsec. notes
4.875%, 7/1/30		475,000	447,421
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds
6.375%, 6/15/32		530,000	538,061
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		595,000	546,460
Constellium SE company guaranty sr. unsec. unsub. notes
Ser. REGS, 3.125%, 7/15/29 (France)	EUR	650,000	655,944
Constellium SE 144A company guaranty sr. unsec. unsub. notes
6.375%, 8/15/32 (France)		$280,000	279,865
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS,
6.25%, 11/29/28 (Nigeria)		1,100,000	984,051
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd.
LLC Co-Issuer, 144A sr. notes 6.00%, 9/15/28 (Canada)		460,000	452,013
Miter Brands Acquisition Holdco, Inc./MIWD Borrower, LLC 144A
company guaranty sr. notes 6.75%, 4/1/32		455,000	461,926
Smyrna Ready Mix Concrete, LLC 144A sr. notes 8.875%, 11/15/31		965,000	1,040,670
			7,005,675
Capital goods (1.3%)
Benteler International AG 144A company guaranty sr. notes
10.50%, 5/15/28 (Austria)		955,000	1,016,543
Boeing Co. (The) sr. unsec. notes 2.70%, 2/1/27		303,000	283,715
Boeing Co. (The) 144A sr. unsec. notes 6.298%, 5/1/29		120,000	124,178

Premier Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (21.4%)* cont.		amount	Value
Capital goods cont.
Bombardier, Inc. 144A sr. unsec. notes 7.00%, 6/1/32 (Canada)		$1,020,000	$1,044,191
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes
4.75%, 6/15/29 (Canada)		466,000	444,519
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer,
LLC 144A company guaranty sr. notes 4.00%, 10/15/27		580,000	548,468
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 7.75%, 3/15/31		607,000	639,022
Spirit AeroSystems, Inc. 144A sr. unsub. notes 9.375%, 11/30/29		206,000	223,212
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30		420,000	432,218
TransDigm, Inc. 144A sr. notes 6.625%, 3/1/32		145,000	148,491
			4,904,557
Communication services (1.4%)
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R		910,000	865,250
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28		910,000	893,482
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 4.75%, 2/1/32		541,000	463,262
T-Mobile USA, Inc. company guaranty sr. unsec. notes
3.375%, 4/15/29		1,820,000	1,707,374
Vmed O2 UK Financing I PLC sr. notes Ser. REGS, 3.25%, 1/31/31
(United Kingdom)	EUR	610,000	594,135
Zegona Finance PLC 144A sr. notes 8.625%, 7/15/29
(United Kingdom)		$435,000	444,815
			4,968,318
Consumer cyclicals (5.0%)
Allied Universal Holdco, LLC/Allied Universal Finance Corp. 144A
sr. notes 7.875%, 2/15/31		450,000	458,135
Banijay Entertainment SASU 144A sr. notes 8.125%,
5/1/29 (France)		795,000	823,881
Bath & Body Works, Inc. company guaranty sr. unsec. sub. bonds
6.875%, 11/1/35		985,000	998,982
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31		490,000	451,775
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30		509,000	525,392
Carnival Holdings Bermuda, Ltd. 144A company guaranty sr.
unsec. unsub. notes 10.375%, 5/1/28 (Bermuda)		193,000	208,762
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes
5.25%, 7/15/28		595,000	575,754
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 7.875%, 4/1/30		445,000	453,166
Crocs, Inc. 144A company guaranty sr. unsec. notes
4.125%, 8/15/31		640,000	562,688
Dufry One BV company guaranty sr. unsec. notes Ser. REGS,
3.375%, 4/15/28 (Netherlands)	EUR	560,000	588,994
FirstCash, Inc. 144A sr. unsec. notes 6.875%, 3/1/32 (Mexico)		$814,000	824,269
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes
4.125%, 11/15/29		610,000	561,183
Levi Strauss & Co. sr. unsec. notes 3.375%, 3/15/27	EUR	668,000	718,980
Light & Wonder International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29		$995,000	1,024,568
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		585,000	549,925
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		600,000	578,517
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		265,000	259,757

40 Premier Income Trust

		Principal
CORPORATE BONDS AND NOTES (21.4%)* cont.		amount	Value
Consumer cyclicals cont.
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		$590,000	$546,854
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes 5.00%, 8/15/27		565,000	552,586
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28		455,000	453,955
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec.
unsub. notes 9.25%, 1/15/29		435,000	465,255
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 6.25%, 3/15/32		50,000	51,021
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 6.00%, 2/1/33		425,000	428,316
RR Donnelley & Sons Co. 144A sr. notes 9.50%, 8/1/29		440,000	446,050
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/31		610,000	629,257
Standard Building Solutions, Inc. 144A sr. unsec. notes
6.50%, 8/15/32		185,000	185,568
Standard Industries, Inc. sr. unsec. notes Ser. REGS,
2.25%, 11/21/26	EUR	560,000	577,897
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31		$625,000	569,954
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds
5.125%, 8/1/30		1,056,000	1,030,653
Verisure Midholding AB company guaranty sr. unsec. notes
Ser. REGS, 5.25%, 2/15/29 (Sweden)	EUR	1,310,000	1,404,713
Via Celere Desarrollos Inmobiliarios SA company guaranty sr.
notes Ser. REGS, 5.25%, 4/1/26 (Spain)	EUR	100,000	108,759
Viking Ocean Cruises Ship VII, Ltd. 144A sr. notes 5.625%,
2/15/29 (Bermuda)		$507,000	500,612
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31		155,000	161,678
			18,277,856
Consumer staples (0.9%)
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29		600,000	547,181
Aramark Services, Inc. 144A company guaranty sr. unsec. notes
5.00%, 2/1/28		459,000	448,806
Avis Budget Finance PLC company guaranty sr. unsec. notes
Ser. REGS, 7.25%, 7/31/30	EUR	410,000	437,346
Avis Budget Finance PLC 144A sr. unsec. notes 7.25%, 7/31/30	EUR	245,000	261,341
EquipmentShare.com, Inc. 144A notes 9.00%, 5/15/28		$435,000	448,299
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes
6.625%, 6/15/29		140,000	143,048
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
company guaranty sr. unsec. notes 3.00%, 2/2/29 (Luxembourg)		244,000	221,156
United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 7/15/30		196,000	179,476
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes
5.50%, 4/15/29		560,000	542,940
			3,229,593
Energy (3.4%)
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30		555,000	542,845
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
6.75%, 4/15/29		454,000	459,125

Premier Income Trust 41

	Principal
CORPORATE BONDS AND NOTES (21.4%)* cont.	amount	Value
Energy cont.
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub.
notes 8.75%, 7/1/31	$925,000	$995,881
Ecopetrol SA sr. unsec. unsub. bonds 8.875%, 1/13/33 (Colombia)	1,570,000	1,641,550
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	438,000	442,373
Energo-Pro a.s. 144A sr. unsec. notes 11.00%, 11/2/28
(Czech Republic)	700,000	752,409
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 4.25%, 2/15/30	590,000	548,037
Kinetik Holdings LP 144A company guaranty sr. unsec. notes
5.875%, 6/15/30	1,005,000	995,642
Matador Resources Co. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 4/15/28	456,000	465,335
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 6.50%, 7/3/33 (Brazil)	683,000	696,047
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	300,000	298,686
Petroleos Mexicanos company guaranty sr. unsec. notes
Ser. REGS, 10.00%, 2/7/33 (Mexico)	330,000	336,616
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB
5.95%, 1/28/31 (Mexico)	790,000	652,300
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.70%, 2/16/32 (Mexico)	425,000	362,620
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.49%, 1/23/27 (Mexico)	600,000	579,515
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	476,000	451,696
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	436,000	435,246
Southwestern Energy Co. company guaranty sr. unsec. notes
5.375%, 2/1/29	560,000	548,835
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	303,750	303,098
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	985,000	1,035,730
		12,543,586
Financials (3.5%)
Acrisure, LLC/Acrisure Finance, Inc. 144A sr. notes 7.50%, 11/6/30	435,000	441,781
Air Lease Corp. sr. unsec. sub. notes 5.85%, 12/15/27	1,000,000	1,026,479
Aircastle, Ltd. 144A sr. unsec. notes 5.25%, 8/11/25	455,000	452,784
Ares Capital Corp. sr. unsec. sub. notes 7.00%, 1/15/27	905,000	934,192
Bank of America Corp. sr. unsec. notes 6.204%, 11/10/28	955,000	994,572
Bank of Nova Scotia (The) sr. unsec. unsub. notes 5.35%,
12/7/26 (Canada)	570,000	576,933
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	200,000	219,224
Ford Motor Co. sr. unsec. unsub. notes 5.80%, 3/5/27	200,000	201,941
Ford Motor Co. sr. unsec. unsub. notes 4.125%, 8/17/27	290,000	279,300
Jefferson Capital Holdings, LLC 144A sr. unsec. notes
9.50%, 2/15/29	995,000	1,044,890
Jones Deslauriers Insurance Management, Inc. 144A sr. notes
8.50%, 3/15/30 (Canada)	420,000	440,909
JPMorgan Chase & Co. sr. unsec. unsub. notes 6.07%, 10/22/27	1,810,000	1,857,313
Morgan Stanley sr. unsec. notes 5.123%, 2/1/29	895,000	903,593

42 Premier Income Trust

		Principal
CORPORATE BONDS AND NOTES (21.4%)* cont.		amount	Value
Financials cont.
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.75%, 11/15/31		$1,100,000	$1,050,722
Protective Life Global Funding 144A 5.467%, 12/8/28		585,000	600,630
RHP Hotel Properties LP/RHP Finance Corp. 144A company
guaranty sr. unsec. sub. notes 6.50%, 4/1/32		455,000	460,429
Toronto-Dominion Bank (The) sr. unsec. notes 5.264%,
12/11/26 (Canada)		325,000	328,870
UBS AG/Stamford, CT sr. unsec. unsub. notes 7.50%, 2/15/28		265,000	287,116
UBS Group AG 144A sr. unsec. bonds 5.428%, 2/8/30 (Switzerland)		375,000	380,819
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 5.574%, 7/25/29		450,000	460,897
			12,943,394
Health care (1.5%)
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 4.00%, 3/15/31		603,000	548,462
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 3.75%, 3/15/29		120,000	111,114
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28		525,000	535,226
Kedrion SpA 144A company guaranty sr. notes 6.50%, 9/1/29 (Italy)		1,120,000	1,037,531
Pharmacia, LLC company guaranty sr. unsec. notes 6.60%, 12/1/28		955,000	1,031,544
Tenet Healthcare Corp. company guaranty sr. notes 6.75%, 5/15/31		1,005,000	1,033,372
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)		989,000	1,111,695
			5,408,944
Technology (0.5%)
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27		455,000	446,125
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29		598,000	563,453
Seagate HDD Cayman company guaranty sr. unsec. notes 9.625%,
12/1/32 (Cayman Islands)		339,000	388,457
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29		605,000	549,263
			1,947,298
Transportation (0.2%)
Air France-KLM sr. unsec. notes 8.125%, 5/31/28 (France)	EUR	500,000	602,842
			602,842
Utilities and power (1.8%)
Aegea Finance SARL 144A company guaranty sr. unsec. notes
9.00%, 1/20/31 (Brazil)		$500,000	527,773
Ameren Corp. sr. unsec. unsub. notes 5.00%, 1/15/29		325,000	327,086
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/
Buffalo Energy 144A company guaranty sr. FRN 7.875%,
2/15/39 (Mexico)		530,000	558,682
Diamond II, Ltd. 144A company guaranty sr. notes 7.95%,
7/28/26 (India)		1,220,000	1,240,030
Electricite De France SA 144A jr. unsec. sub. FRB 9.125%, perpetual
maturity (France)		535,000	594,081
Georgia Power Co. sr. unsec. unsub. notes 5.004%, 2/23/27		325,000	328,233
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/1/29		555,000	559,374
PG&E Corp. sr. sub. notes 5.25%, 7/1/30		1,045,000	1,010,665
Southern Co. (The) sr. unsec. notes 5.50%, 3/15/29		570,000	588,303

Premier Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (21.4%)* cont.	amount	Value
Utilities and power cont.
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
6.875%, 4/15/32	$465,000	$478,879
Vistra Operations Co., LLC 144A company guaranty sr. unsec.
unsub. notes 4.375%, 5/1/29	590,000	557,158
		6,770,264
Total corporate bonds and notes (cost $76,826,247)		$78,602,327

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (8.1%)*		amount	Value
Benin (Republic of) sr. unsec. bonds Ser. REGS, 4.95%,
1/22/35 (Benin)	EUR	470,000	$406,981
Benin (Republic of) sr. unsec. notes Ser. REGS, 4.875%,
1/19/32 (Benin)	EUR	690,000	637,176
Benin (Republic of) 144A sr. unsec. notes 7.96%, 2/13/38 (Benin)		$850,000	794,352
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.125%,
3/15/34 (Brazil)		2,360,000	2,324,819
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
10/20/33 (Brazil)		430,000	423,548
Chile (Republic of) sr. unsec. unsub. bonds 4.85%, 1/22/29 (Chile)		1,280,000	1,281,862
Colombia (Republic of) sr. unsec. unsub. notes 8.00%,
11/14/35 (Colombia)		1,240,000	1,295,949
Costa Rica (Government of) sr. unsec. unsub. notes Ser. REGS,
6.125%, 2/19/31 (Costa Rica)		710,000	720,650
Cote d’lvoire (Republic of) sr. unsec. notes Ser. REGS, 4.875%,
1/30/32 (Cote d’lvoire)	EUR	2,060,000	1,892,294
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		$715,000	723,938
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)		1,350,000	1,357,881
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%,
3/1/29 (Egypt)		930,000	868,143
Gabon (Republic of) sr. unsec. notes Ser. REGS, 6.625%,
2/6/31 (Gabon)		810,000	597,351
Guatemala (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.60%,
6/13/36 (Guatemala)		1,480,000	1,505,261
Indonesia (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.35%,
1/8/27 (Indonesia)		530,000	523,100
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		1,265,000	1,248,530
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%,
4/7/26 (Mongolia)		670,000	654,740
Panama (Republic of) sr. unsec. unsub. bonds 7.50%,
3/1/31 (Panama)		1,610,000	1,708,804
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 3.849%,
6/28/33 (Paraguay)		970,000	862,660
Romania (Government of) sr. unsec. unsub. notes 7.125%,
1/17/33 (Romania)		910,000	976,208
Romania (Government of) 144A sr. unsec. notes 6.375%,
1/30/34 (Romania)		1,170,000	1,199,133
Serbia (Republic of) sr. unsec. notes 6.25%, 5/26/28 (Serbia)		950,000	972,760

44 Premier Income Trust

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (8.1%)* cont.	amount	Value
Serbia (Republic of) sr. unsec. notes Ser. REGS, 6.50%,
9/26/33 (Serbia)	$830,000	$859,502
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 6/22/30
(South Africa)	1,340,000	1,299,254
Turkey (Republic of) sr. unsec. unsub. notes 9.125%,
7/13/30 (Turkey)	660,000	731,944
United Mexican States sr. unsec. unsub. bonds 2.659%,
5/24/31 (Mexico)	2,670,000	2,248,802
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%,
11/19/24 (Vietnam)	1,720,000	1,715,954
Total foreign government and agency bonds and notes (cost $29,540,504)		$29,831,596

	Principal
SENIOR LOANS (5.9%)*c	amount	Value
Basic materials (0.3%)
Nouryon Finance BV bank term loan FRN Ser. B, (EURIBOR 3 Month
ACT/360 + 3.50%), 7.217%, 4/3/28 (Netherlands)	$440,000	$477,454
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR
1 Month + 2.25%), 7.594%, 3/26/29	457,682	459,451
		936,905
Capital goods (0.6%)
Chart Industries, Inc. bank term loan FRN (CME Term SOFR 1 Month
+ 2.50%), 7.825%, 3/18/30	983,184	988,720
CPM Holdings, Inc. bank term loan FRN (CME Term SOFR 1 Month
+ 4.50%), 9.842%, 9/28/28	369,384	364,383
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month
+ 2.75%), 7.889%, 6/15/28	442,718	444,026
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (CME Term
SOFR 1 Month + 3.50%), 8.588%, 4/15/30	293,796	295,677
TransDigm, Inc. bank term loan FRN Ser. J, (CME Term SOFR
1 Month + 2.50%), 7.843%, 2/28/31	267,330	268,316
		2,361,122
Communication services (0.4%)
CSC Holdings, LLC bank term loan FRN (CME Term SOFR 1 Month
+ 2.50%), 7.943%, 4/15/27	462,578	395,937
DIRECTV Financing, LLC bank term loan FRN Ser. B, (CME Term
SOFR 1 Month + 5.25%), 10.708%, 8/2/29	994,194	994,348
		1,390,285
Consumer cyclicals (1.5%)
APi Group DE, Inc. bank term loan FRN Class B, (CME Term SOFR
1 Month + 2.00%), 7.347%, 1/3/29	200,000	200,803
Banijay Group US Holding, Inc. bank term loan FRN Ser. B,
(CME Term SOFR 1 Month + 3.25%), 8.587%, 3/1/28	194,018	194,836
Caesars Entertainment, Inc. bank term loan FRN Ser. B, (CME Term
SOFR 1 Month + 2.75%), 8.097%, 1/24/31	493,763	495,481
Carnival Corp. bank term loan FRN Class B, (CME Term SOFR
1 Month + 2.75%), 8.094%, 10/18/28	802,768	808,793
EMRLD Borrower LP bank term loan FRN Class B, (CME Term SOFR
1 Month + 2.50%), 7.842%, 6/18/31	45,000	45,066
Flutter Financing BV bank term loan FRN Class B, (CME Term SOFR
1 Month + 2.25%), 7.585%, 11/18/30	238,800	239,447

Premier Income Trust 45

	Principal
SENIOR LOANS (5.9%)*c cont.	amount	Value
Consumer cyclicals cont.
Gray Television, Inc. bank term loan FRN Ser. D, (CME Term SOFR
1 Month + 3.00%), 8.457%, 10/27/28	$521,929	$486,007
Hunter Douglas, Inc. bank term loan FRN Ser. B, (CME Term SOFR
3 Month + 3.50%), 8.836%, 2/25/29	442,741	439,144
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term
SOFR 1 Month + 5.00%), 10.404%, 4/11/29	350,227	330,526
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month
+ 3.75%), 9.194%, 1/29/28	450,621	447,992
PG Investment Co. 59 SARL bank term loan FRN Ser. B, (CME Term
SOFR 1 Month + 3.50%), 8.835%, 3/24/31	200,000	201,625
Robertshaw US Holding Corp. bank term loan FRN (CME Term
SOFR 1 Month + 8.00%), 13.313%, 2/28/27	162,000	2,430
Scientific Games Holdings LP bank term loan FRN Class B,
(CME Term SOFR 1 Month + 3.00%), 8.318%, 4/4/29	458,835	458,663
Station Casinos, LLC bank term loan FRN (CME Term SOFR 1 Month
+ 2.25%), 7.594%, 3/7/31	104,738	105,032
White Cap Buyer, LLC bank term loan FRN Class B, (CME Term SOFR
1 Month + 3.25%), 8.594%, 10/19/29	1,037,347	1,032,591
		5,488,436
Consumer staples (0.2%)
IRB Holding Corp. bank term loan FRN (CME Term SOFR 1 Month
+ 2.75%), 8.099%, 12/15/27	589,815	590,839
		590,839
Energy (0.4%)
CQP Holdco LP bank term loan FRN (CME Term SOFR 1 Month
+ 2.25%), 7.585%, 12/31/30	1,525,605	1,530,808
		1,530,808
Financials (0.2%)
Alliant Holdings Intermediate, LLC bank term loan FRN Ser. B6,
(CME Term SOFR 1 Month + 3.50%), 8.845%, 11/6/30	437,794	440,148
WEC US Holdings, Ltd. bank term loan FRN Ser. B, (CME Term SOFR
1 Month + 2.75%), 8.094%, 1/20/31	445,000	446,444
		886,592
Health care (0.9%)
Bausch + Lomb Corp. bank term loan FRN (CME Term SOFR
1 Month + 4.00%), 9.344%, 9/29/28	275,612	274,578
Bausch + Lomb Corp. bank term loan FRN Ser. B, (CME Term SOFR
1 Month + 3.25%), 8.695%, 5/5/27	742,649	730,584
DaVita, Inc. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month
+ 2.00%), 7.344%, 5/6/31	260,000	260,030
Medline Borrower LP bank term loan FRN Ser. B, (CME Term SOFR
1 Month + 2.75%), 8.097%, 10/23/28	403,300	405,014
Pacific Dental Services, Inc. bank term loan FRN (CME Term SOFR
1 Month + 3.25%), 8.585%, 3/10/31	394,013	396,158
Phoenix Guarantor, Inc. bank term loan FRN (CME Term SOFR
1 Month + 3.25%), 8.594%, 2/13/31	458,850	459,541
Phoenix Newco, Inc. bank term loan FRN Ser. B, (CME Term SOFR
1 Month + 3.00%), 8.139%, 11/15/28	542,434	545,217
Waystar Technologies, Inc. bank term loan FRN Ser. B, (CME Term
SOFR 1 Month + 2.75%), 8.094%, 10/22/29	209,182	211,143
		3,282,265

46 Premier Income Trust

	Principal
SENIOR LOANS (5.9%)*c cont.	amount	Value
Technology (1.0%)
Ahead DB Holdings, LLC bank term loan FRN Ser. B3, (CME Term
SOFR 1 Month + 3.50%), 8.845%, 2/3/31	$205,000	$205,787
Cloud Software Group, Inc. bank term loan FRN (CME Term SOFR
1 Month + 4.00%), 9.335%, 3/29/29	1,013,192	1,013,997
Dun & Bradstreet Corp. (The) bank term loan FRN Ser. B, (CME Term
SOFR 1 Month + 2.75%), 8.097%, 1/18/29	438,900	440,359
Idera, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.50%),
8.748%, 3/2/28	440,000	438,082
McAfee Corp. bank term loan FRN Class B, (CME Term SOFR
1 Month + 3.25%), 8.592%, 3/1/29	485,000	485,036
Proofpoint, Inc. bank term loan FRN Class B, (CME Term SOFR
1 Month + 3.00%), 8.344%, 8/31/28	524,650	526,945
UKG, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month
+ 3.25%), 8.555%, 1/31/31	460,000	461,909
		3,572,115
Transportation (0.4%)
American Airlines, Inc. bank term loan FRN (CME Term SOFR
3 Month + 4.75%), 10.294%, 4/20/28	891,667	923,597
Genesee & Wyoming, Inc. bank term loan FRN Class B, (CME Term
SOFR 1 Month + 2.00%), 7.335%, 4/5/31	300,000	300,401
WestJet Loyalty LP bank term loan FRN Ser. B, (CME Term SOFR
1 Month + 3.75%), 9.082%, 2/14/31	374,063	375,046
		1,599,044
Total senior loans (cost $21,800,772)		$21,638,411

	Principal
CONVERTIBLE BONDS AND NOTES (2.8%)*	amount	Value
Capital goods (0.2%)
Axon Enterprise, Inc. company guaranty cv. sr. unsec. notes
0.50%, 12/15/27	$153,000	$215,304
Fluor Corp. 144A cv. sr. unsec. notes 1.125%, 8/15/29	51,000	62,641
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	125,000	141,500
Tetra Tech, Inc. 144A cv. sr. unsec. notes 2.25%, 8/15/28	178,000	216,030
		635,475
Consumer cyclicals (0.5%)
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	100,000	84,325
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	90,000	177,582
Carnival Corp. company guaranty cv. sr. unsec. unsub. notes
5.75%, 12/1/27	140,000	211,733
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28	182,000	154,220
Global Payments, Inc. 144A cv. sr. unsec. notes 1.50%, 3/1/31	220,000	209,000
Liberty Media Corp.-Liberty Formula One cv. sr. unsec. notes
2.25%, 8/15/27	213,000	239,064
Live Nation Entertainment, Inc. 144A cv. sr. unsec. notes
3.125%, 1/15/29	250,000	284,138
Meritage Homes Corp. 144A company guaranty cv. sr. unsec. notes
1.75%, 5/15/28	144,000	159,523
Patrick Industries, Inc. company guaranty cv. sr. unsec. notes
1.75%, 12/1/28	91,000	125,023
Rivian Automotive, Inc. cv. sr. unsec. sub. notes 4.625%, 3/15/29	122,000	134,810

Premier Income Trust 47

	Principal
CONVERTIBLE BONDS AND NOTES (2.8%)* cont.	amount	Value
Consumer cyclicals cont.
Shift4 Payments, Inc. cv. sr. unsec. sub. notes 0.50%, 8/1/27	$158,000	$148,283
Spectrum Brands, Inc. 144A company guaranty cv. sr. unsec. notes
3.375%, 6/1/29	72,000	70,200
		1,997,901
Consumer staples (0.3%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	93,000	85,463
Chefs’ Warehouse, Inc. (The) cv. sr. unsec. unsub. notes
2.375%, 12/15/28	88,000	102,353
Etsy, Inc. cv. sr. unsec. notes 0.25%, 6/15/28	243,000	195,073
Lyft, Inc. 144A cv. sr. unsec. sub. notes 0.625%, 3/1/29	75,000	70,635
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	137,000	118,762
Uber Technologies, Inc. 144A cv. sr. unsec. notes 0.875%, 12/1/28	198,000	221,166
Wayfair, Inc. cv. sr. unsec. unsub. notes 3.25%, 9/15/27	176,000	204,794
Zillow Group, Inc. cv. sr. unsec. sub. notes 1.375%, 9/1/26	221,000	275,808
		1,274,054
Energy (0.1%)
Nabors Industries, Inc. company guaranty cv. sr. unsec. unsub.
notes 1.75%, 6/15/29	138,000	114,305
Northern Oil and Gas, Inc. cv. sr. unsec. notes 3.625%, 4/15/29	157,000	200,371
		314,676
Financials (0.1%)
Welltower OP, LLC 144A company guaranty cv. sr. unsec. notes
3.125%, 7/15/29	109,000	114,287
Welltower OP, LLC 144A company guaranty cv. sr. unsec. notes
2.75%, 5/15/28 R	187,000	230,085
		344,372
Health care (0.5%)
Alnylam Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes
1.00%, 9/15/27	139,000	150,259
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
1.25%, 5/15/27	109,000	105,376
BridgeBio Pharma, Inc. cv. sr. unsec. notes 2.50%, 3/15/27	54,000	55,112
CONMED Corp. cv. sr. unsec. notes 2.25%, 6/15/27	97,000	87,222
Dexcom, Inc. cv. sr. unsec. unsub. notes 0.375%, 5/15/28	312,000	273,294
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	231,000	195,809
Haemonetics Corp. 144A cv. sr. unsec. sub. notes 2.50%, 6/1/29	107,000	110,103
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 1.00%, 8/15/28	143,000	164,307
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	130,000	140,693
Integer Holdings Corp. cv. sr. unsec. unsub. notes 2.125%, 2/15/28	88,000	128,656
Lantheus Holdings, Inc. company guaranty cv. sr. unsec. unsub.
notes 2.625%, 12/15/27	100,000	149,975
Repligen Corp. 144A cv. sr. unsec. notes 1.00%, 12/15/28	95,000	103,027
Sarepta Therapeutics, Inc. cv. sr. unsec. unsub. notes
1.25%, 9/15/27	45,000	54,417
		1,718,250
Technology (1.0%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	224,000	228,516
Altair Engineering, Inc. cv. sr. unsec. sub. notes 1.75%, 6/15/27	113,000	151,883
Bentley Systems, Inc. cv. sr. unsec. sub. notes 0.375%, 7/1/27	161,000	145,308
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	42,000	55,902

48 Premier Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (2.8%)* cont.	amount	Value
Technology cont.
Dropbox, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28	$132,000	$124,105
Evolent Health, Inc. 144A cv. sr. unsec. notes 3.50%, 12/1/29	36,000	35,829
HubSpot, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	16,000	28,312
Impinj, Inc. cv. sr. unsec. notes 1.125%, 5/15/27	69,000	108,261
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	217,000	200,495
Microchip Technology, Inc. 144A cv. sr. unsec. notes 0.75%, 6/1/30	105,000	105,730
MKS Instruments, Inc. 144A cv. sr. unsec. notes 1.25%, 6/1/30	144,000	152,424
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26	32,000	42,552
Nutanix, Inc. cv. sr. unsec. notes 0.25%, 10/1/27	147,000	162,079
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	260,000	239,590
ON Semiconductor Corp. company guaranty cv. sr. unsec. notes
0.50%, 3/1/29	194,000	200,735
OSI Systems, Inc. 144A cv. sr. unsec. notes 2.25%, 8/1/29	109,000	109,317
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	9,000	29,414
Parsons Corp. 144A cv. sr. unsec. notes 2.625%, 3/1/29	137,000	157,687
Progress Software Corp. cv. sr. unsec. notes 1.00%, 4/15/26	105,000	115,285
Progress Software Corp. 144A cv. sr. unsec. sub. notes
3.50%, 3/1/30	108,000	115,004
Seagate HDD Cayman 144A company guaranty cv. sr. unsec. notes
3.50%, 6/1/28 (Cayman Islands)	231,000	314,391
Snap, Inc. cv. sr. unsec. notes zero %, 5/1/27	170,000	143,072
Super Micro Computer, Inc. 144A cv. sr. unsec. sub. notes
zero %, 3/1/29	152,000	144,197
Tyler Technologies, Inc. cv. sr. unsec. sub. notes 0.25%, 3/15/26	199,000	241,885
Wolfspeed, Inc. cv. sr. unsec. notes 1.875%, 12/1/29	182,000	92,172
Workiva, Inc. 144A cv. sr. unsec. sub. notes 1.25%, 8/15/28	207,000	187,025
		3,631,170
Utilities and power (0.1%)
CMS Energy Corp. cv. sr. unsec. notes 3.375%, 5/1/28	112,000	114,688
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds
2.75%, 6/1/48	71,000	131,690
PG&E Corp. 144A cv. sr. notes 4.25%, 12/1/27	107,000	110,504
Southern Co. (The) cv. sr. unsec. unsub. notes 3.875%, 12/15/25	130,000	137,638
		494,520
Total convertible bonds and notes (cost $10,528,678)		$10,410,418

	Principal
ASSET-BACKED SECURITIES (0.6%)*	amount	Value
Mello Warehouse Securitization Trust 144A
FRB Ser. 21-3, Class E, (CME Term SOFR 1 Month + 3.36%),
8.714%, 10/22/24	$1,286,000	$1,288,091
FRB Ser. 21-3, Class D, (CME Term SOFR 1 Month + 2.11%),
7.464%, 10/22/24	1,086,000	1,086,214
Total asset-backed securities (cost $2,237,744)		$2,374,305

Premier Income Trust 49

	Principal amount/
SHORT-TERM INVESTMENTS (24.5%)*		shares	Value
ABN AMRO Funding USA, LLC commercial paper 5.457%, 8/5/24		$1,500,000	$1,498,889
Atlantic Asset Securitization, LLC asset-backed commercial
paper 5.427%, 8/28/24		1,750,000	1,742,701
BNP Paribas SA/New York, NY commercial paper 5.423%,
8/2/24 (France)		1,750,000	1,749,485
BPCE SA commercial paper 5.412%, 8/13/24 (France)		1,750,000	1,746,644
Export Development Canada commercial paper 5.424%,
9/10/24 (Canada)		1,750,000	1,739,619
NRW.Bank commercial paper 5.405%, 9/30/24 (Germany)		1,750,000	1,734,447
Putnam Government Money Market Fund Class P 5.07% L	Shares	40,929,849	40,929,849
Putnam Short Term Investment Fund Class P 5.47% L	Shares	32,198,833	32,198,833
State Street Institutional U.S. Government Money Market Fund,
Premier Class 5.26% P	Shares	3,437,000	3,437,000
Sumitomo Mitsui Trust Bank, Ltd./Singapore commercial paper
5.421%, 8/8/24 (Singapore)		$1,750,000	1,747,947
U.S. Treasury Bills 5.413%, 8/27/24 ∆		100,000	99,619
U.S. Treasury Bills 5.369%, 9/24/24 ∆		200,000	198,425
U.S. Treasury Bills 5.314%, 10/24/24 # ∆		1,000,000	988,021
U.S. Treasury Bills 5.275%, 11/19/24 ∆		400,000	393,770
Total short-term investments (cost $90,206,418)			$90,205,249

TOTAL INVESTMENTS
Total investments (cost $479,108,781)	$477,124,296

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan (Onshore)
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

50 Premier Income Trust

Key to holding’s abbreviations

bp	Basis Points
CME	Chicago Mercantile Exchange
CMT	U.S. Constant Maturity Treasury
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
STIBOR	Stockholm Interbank Offered Rate
TBA	To Be Announced Commitments
WIBOR	Warsaw Interbank Offered Rate

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2023 through July 31, 2024 (the reporting period). Within the following notes to the portfolio, references to “Franklin Advisers” represent Franklin Advisers, Inc., the fund’s investment manager, a direct wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $367,933,948.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $855,348 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $666,616 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Premier Income Trust 51

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	86.3%	Colombia	0.6%
France	1.5	Romania	0.5
Mexico	1.2	Other	7.9
Canada	1.1	Total	100.0%
Brazil	0.9

FORWARD CURRENCY CONTRACTS at 7/31/24 (aggregate face value $27,231,593)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	10/16/24	$436	$440	$4
	Euro	Sell	9/18/24	961,195	969,365	8,170
	Japanese Yen	Buy	8/21/24	987,538	969,709	17,829
	New Zealand Dollar	Sell	10/16/24	25,891	26,562	671
	Norwegian Krone	Sell	9/18/24	91,802	95,949	4,147
	Swedish Krona	Sell	9/18/24	422,810	435,001	12,191
	Swiss Franc	Buy	9/18/24	89,786	88,198	1,588
Barclays Bank PLC
	Canadian Dollar	Sell	10/16/24	132,475	133,705	1,230
	Euro	Sell	9/18/24	105,100	106,000	900
	Norwegian Krone	Sell	9/18/24	25,435	26,283	848
	Swiss Franc	Buy	9/18/24	200,072	197,339	2,733
Citibank, N.A.
	Australian Dollar	Sell	10/16/24	713,756	728,100	14,344
	Euro	Sell	9/18/24	1,219,662	1,230,116	10,454
	Norwegian Krone	Sell	9/18/24	215,004	222,136	7,132
	Swedish Krona	Sell	9/18/24	689,885	707,979	18,094
Goldman Sachs International
	Canadian Dollar	Sell	10/16/24	14,373	14,504	131
	Swiss Franc	Buy	9/18/24	769,712	759,251	10,461

52 Premier Income Trust

FORWARD CURRENCY CONTRACTS at 7/31/24 (aggregate face value $27,231,593) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/16/24	$841,243	$858,326	$17,083
	British Pound	Sell	9/18/24	432,899	429,943	(2,956)
	Euro	Sell	9/18/24	1,427,693	1,441,033	13,340
	Norwegian Krone	Sell	9/18/24	35,703	36,887	1,184
	Swedish Krona	Sell	9/18/24	110,161	113,055	2,894
	Swiss Franc	Buy	9/18/24	56,231	55,468	763
JPMorgan Chase Bank N.A.
	British Pound	Sell	9/18/24	974,601	967,974	(6,627)
	Canadian Dollar	Sell	10/16/24	313,078	315,924	2,846
	Euro	Sell	9/18/24	98,376	99,210	834
	Norwegian Krone	Sell	9/18/24	20,645	21,329	684
Morgan Stanley & Co. International PLC
	Australian Dollar	Sell	10/16/24	957,200	976,598	19,398
	Euro	Sell	9/18/24	1,518,910	1,532,606	13,696
	New Zealand Dollar	Sell	10/16/24	1,087,818	1,116,037	28,219
NatWest Markets PLC
	British Pound	Sell	9/18/24	176,066	175,210	(856)
	Canadian Dollar	Sell	10/16/24	237,004	239,188	2,184
	Euro	Sell	9/18/24	102,823	105,216	2,393
	Swiss Franc	Buy	9/18/24	89,786	88,640	1,146
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/16/24	32,363	33,006	643
	British Pound	Buy	9/18/24	88,355	87,406	949
	Euro	Sell	9/18/24	2,524,250	2,558,762	34,512
	Norwegian Krone	Sell	9/18/24	568,366	586,958	18,592
	Swedish Krona	Sell	9/18/24	237,431	243,693	6,262
Toronto-Dominion Bank
	British Pound	Sell	9/18/24	109,961	109,210	(751)
	Canadian Dollar	Sell	10/16/24	794,344	801,660	7,316
	Euro	Sell	9/18/24	2,944,434	2,969,481	25,047
	Japanese Yen	Buy	8/21/24	9,150	8,981	169
	Norwegian Krone	Sell	9/18/24	446,238	461,078	14,840
	Swiss Franc	Sell	9/18/24	178,427	176,691	(1,736)
UBS AG
	Australian Dollar	Sell	10/16/24	31,577	32,216	639
	British Pound	Buy	9/18/24	88,355	87,246	1,109
	Canadian Dollar	Sell	10/16/24	1,148,072	1,158,669	10,597
	Euro	Sell	9/18/24	607,065	612,273	5,208
	Japanese Yen	Buy	8/21/24	1,758,879	1,727,062	31,817
	New Zealand Dollar	Sell	10/16/24	99,158	101,728	2,570
	Swedish Krona	Sell	9/18/24	12,262	12,584	322

Premier Income Trust 53

FORWARD CURRENCY CONTRACTS at 7/31/24 (aggregate face value $27,231,593) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	Euro	Sell	9/18/24	$113,886	$116,417	$2,531
	New Zealand Dollar	Sell	10/16/24	61,602	63,191	1,589
Unrealized appreciation						382,303
Unrealized (depreciation)						(12,926)
Total						$369,377

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 7/31/24
	Number of	Notional		Expiration	Unrealized
	contracts	amount	Value	date	depreciation
Euro-Bobl 5 yr (Short)	63	$8,012,037	$8,012,037	Sep-24	$(131,644)
U.S. Treasury Note 2 yr (Short)	389	79,887,836	79,887,836	Sep-24	(611,444)
U.S. Treasury Note Ultra 10 yr (Short)	29	3,351,766	3,351,766	Sep-24	(94,298)
Unrealized appreciation					—
Unrealized (depreciation)					(837,386)
Total					$(837,386)

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/24
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
(3.987)/US SOFR/Mar-40 (Purchased)	Mar-30/3.987		$19,387,300	$(1,400,732)	$(124,389)
3.987/US SOFR/Mar-40 (Purchased)	Mar-30/3.987		19,387,300	(1,400,732)	199,069
3.925/US SOFR/Apr-37 (Written)	Apr-27/3.925		7,096,000	733,839	93,220
(3.925)/US SOFR/Apr-37 (Written)	Apr-27/3.925		7,096,000	733,839	(92,922)
(4.225)/US SOFR/Nov-36 (Purchased)	Nov-26/4.225		6,120,400	(658,857)	(120,596)
3.725/US SOFR/Nov-36 (Purchased)	Nov-26/3.725		6,120,400	(629,260)	52,862
Barclays Bank PLC
3.00/US SOFR/Dec-48 (Purchased)	Dec-38/3.00		39,734,000	(2,634,364)	133,824
3.10/US SOFR/Dec-42 (Purchased)	Dec-32/3.10		32,618,500	(1,380,089)	284,009
Citibank, N.A.
3.75/US SOFR/Sep-34 (Written)	Sep-24/3.75		27,599,600	462,293	278,618
(3.85)/US SOFR/Sep-34 (Purchased)	Sep-24/3.85		27,599,600	(428,139)	(309,888)
3.85/US SOFR/Sep-34 (Purchased)	Sep-24/3.85		27,599,600	(428,139)	257,946
(3.75)/US SOFR/Sep-34 (Written)	Sep-24/3.75		27,599,600	462,293	(61,271)
(3.945)/US SOFR/Apr-37 (Written)	Apr-27/3.945		4,460,100	258,017	(57,281)
3.945/US SOFR/Apr-37 (Written)	Apr-27/3.945		4,460,100	258,017	66,478
2.588/6 month EUR-EURIBOR/
Jul-32 (Written)	Jul-27/2.588	EUR	12,170,100	364,096	32,901
(2.588)/6 month EUR-EURIBOR/
Jul-32 (Written)	Jul-27/2.588	EUR	12,170,100	364,096	(34,021)

54 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/24 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Citibank, N.A. cont.
(2.585)/6 month EUR-EURIBOR/
Jul-30 (Purchased)	Jul-25/2.585	EUR	12,170,100	$(207,204)	$(49,286)
2.585/6 month EUR-EURIBOR/
Jul-30 (Purchased)	Jul-25/2.585	EUR	12,170,100	(207,204)	58,690
Deutsche Bank AG
4.367/6 month AUD-BBR-BBSW/
Oct-25 (Purchased)	Oct-24/4.367	AUD	81,134,000	(89,429)	79,056
(4.367)/6 month AUD-BBR-BBSW/
Oct-25 (Purchased)	Oct-24/4.367	AUD	81,134,000	(89,429)	(65,367)
4.8525/6 month AUD-BBR-BBSW/
May-39 (Purchased)	May-29/4.8525	AUD	20,421,800	(805,245)	102,672
(4.8525)/6 month AUD-BBR-BBSW/
May-39 (Purchased)	May-29/4.8525	AUD	20,421,800	(805,245)	(117,843)
(4.495)/6 month AUD-BBR-BBSW/
Jul-35 (Purchased)	Jul-25/4.495	AUD	16,226,800	(357,441)	(122,956)
4.495/6 month AUD-BBR-BBSW/
Jul-35 (Purchased)	Jul-25/4.495	AUD	16,226,800	(357,441)	101,902
2.239/6 month EUR-EURIBOR/
May-58 (Written)	May-28/2.239	EUR	1,599,700	224,505	12,164
(2.239)/6 month EUR-EURIBOR/
May-58 (Written)	May-28/2.239	EUR	1,599,700	224,505	17,131
2.25/6 month EUR-EURIBOR/
Apr-54 (Written)	Apr-34/2.25	EUR	1,049,200	147,524	2,065
(2.25)/6 month EUR-EURIBOR/
Apr-54 (Written)	Apr-34/2.25	EUR	1,049,200	147,524	1,667
Goldman Sachs International
2.85/3 month EUR-EURIBOR/
Mar-29 (Purchased)	Mar-28/2.85	EUR	40,603,400	(381,932)	25,531
(2.85)/3 month EUR-EURIBOR/
Mar-29 (Purchased)	Mar-28/2.85	EUR	40,603,400	(381,932)	(170,851)
JPMorgan Chase Bank N.A.
(3.515)/US SOFR/Dec-40 (Written)	Dec-30/3.515		$24,864,400	1,755,427	109,727
3.515/US SOFR/Dec-40 (Written)	Dec-30/3.515		24,864,400	1,864,830	(212,044)
3.475/US SOFR/Dec-38 (Written)	Dec-28/3.475		16,341,800	1,096,535	(103,950)
(3.475)/US SOFR/Dec-38 (Written)	Dec-28/3.475		16,341,800	1,096,535	141,830
3.0925/US SOFR/Mar-43 (Written)	Mar-33/3.0925		2,852,600	239,618	(59,206)
(3.0925)/US SOFR/Mar-43 (Written)	Mar-33/3.0925		2,852,600	239,618	61,856
(2.495)/6 month AUD-BBR-BBSW/
Nov-46 (Purchased)	Nov-26/2.495	AUD	5,302,300	(329,739)	547,179
2.495/6 month AUD-BBR-BBSW/
Nov-46 (Purchased)	Nov-26/2.495	AUD	5,302,300	(329,739)	(252,984)
(1.445)/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	4,317,900	(161,857)	442,534
1.445/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	4,317,900	(161,857)	(133,041)

Premier Income Trust 55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/24 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
(1.692)/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	$(96,660)	$314,577
1.692/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	(96,660)	(91,554)
1.441/6 month AUD-BBR-BBSW/
Jul-45 (Purchased)	Jul-25/1.441	AUD	2,068,300	(122,324)	(111,665)
(1.441)/6 month AUD-BBR-BBSW/
Jul-45 (Purchased)	Jul-25/1.441	AUD	2,068,300	(122,324)	396,197
2.602/6 month EUR-EURIBOR/
Jul-31 (Purchased)	Jul-26/2.602	EUR	63,284,500	(1,540,092)	315,189
(2.602)/6 month EUR-EURIBOR/
Jul-31 (Purchased)	Jul-26/2.602	EUR	63,284,500	(1,540,092)	(244,851)
2.64/6 month EUR-EURIBOR/
Jul-30 (Written)	Jul-25/2.64	EUR	36,510,300	608,139	177,375
(2.64)/6 month EUR-EURIBOR/
Jul-30 (Written)	Jul-25/2.64	EUR	36,510,300	608,139	(245,377)
2.622/6 month EUR-EURIBOR/
Jul-32 (Written)	Jul-27/2.622	EUR	24,340,200	722,659	81,555
(2.622)/6 month EUR-EURIBOR/
Jul-32 (Written)	Jul-27/2.622	EUR	24,340,200	722,659	(91,276)
(4.201)/6 month EUR-EURIBOR/
Apr-39 (Purchased)	Apr-29/4.201	EUR	12,962,000	(324,787)	(40,275)
1.201/6 month EUR-EURIBOR/
Apr-39 (Purchased)	Apr-29/1.201	EUR	12,962,000	(257,878)	(23,539)
2.665/6 month EUR-EURIBOR/
Apr-43 (Written)	Apr-33/2.665	EUR	4,930,500	410,719	15,971
(2.665)/6 month EUR-EURIBOR/
Apr-43 (Written)	Apr-33/2.665	EUR	4,930,500	410,719	9,605
Mizuho Capital Markets LLC
(4.0475)/US SOFR/Aug-36 (Purchased)	Aug-26/4.0475		$2,111,100	(554,039)	(40,624)
3.5475/US SOFR/Aug-36 (Purchased)	Aug-26/3.5475		2,111,100	(533,263)	(4,243)
Morgan Stanley & Co. International PLC
(2.492)/6 month EUR-EURIBOR/
Jun-51 (Written)	Jun-31/2.492	EUR	19,189,200	2,447,368	(99,456)
2.492/6 month EUR-EURIBOR/
Jun-51 (Written)	Jun-31/2.492	EUR	19,189,200	2,447,368	188,009
2.634/6 month EUR-EURIBOR/
Jun-47 (Purchased)	Jun-27/2.634	EUR	15,351,400	(1,398,888)	126,250
(2.634)/6 month EUR-EURIBOR/
Jun-47 (Purchased)	Jun-27/2.634	EUR	15,351,400	(1,398,888)	(212,508)
(2.952)/6 month EUR-EURIBOR/
Jun-49 (Purchased)	Jun-29/2.952	EUR	15,175,100	(1,204,758)	(66,810)
UBS AG
(2.00)/6 month AUD-BBR-BBSW/
Sep-46 (Purchased)	Sep-36/2.00	AUD	4,626,600	(246,251)	252,275
2.00/6 month AUD-BBR-BBSW/
Sep-46 (Purchased)	Sep-36/2.00	AUD	4,626,600	(246,251)	(106,648)

56 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/24 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
UBS AG cont.
2.70/6 month AUD-BBR-BBSW/
Apr-47 (Purchased)	Apr-37/2.70	AUD	2,202,100	$(133,708)	$(47,705)
(2.70)/6 month AUD-BBR-BBSW/
Apr-47 (Purchased)	Apr-37/2.70	AUD	2,202,100	(133,708)	68,884
Unrealized appreciation					5,048,818
Unrealized (depreciation)					(3,514,427)
Total					$1,534,391

TBA SALE COMMITMENTS OUTSTANDING at 7/31/24 (proceeds receivable $21,383,984)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 3.50%, 8/1/54	$1,000,000	8/20/24	$919,429
Uniform Mortgage-Backed Securities, 5.50%, 8/1/54	2,000,000	8/13/24	2,003,375
Uniform Mortgage-Backed Securities, 4.50%, 8/1/54	12,000,000	8/13/24	11,560,519
Uniform Mortgage-Backed Securities, 4.00%, 8/1/54	8,000,000	8/13/24	7,497,933
Total			$21,981,256

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/24
			Upfront
			premium	Termina-
Swap counterparty/			received	tion	Payments	Payments	Unrealized
Notional amount		Value	(paid)	date	made by fund	received by fund	appreciation
JPMorgan Chase Bank N.A.
MYR	52,890,000	$95,281 E	$(956)	9/18/29	Bank Negara	3.6725% —	$94,325
					Malaysia Klibor	Quarterly
					Interbank
					Offered Rate
					Fixing 3 month —
					Quarterly
Upfront premium received			—		Unrealized appreciation		94,325
Upfront premium (paid)			(956)		Unrealized (depreciation)		—
Total			$(956)		Total		$94,325

E Extended effective date.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/24
		Upfront
		premium	Termina-			Unrealized
		received	tion	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$11,976,200	$196,805 E	$(407)	12/13/57	US SOFR —	3.524% — Annually	$196,398
				Annually
20,456,400	195,625 E	(399)	11/27/39	3.869% —	US SOFR — Annually	(196,023)
				Annually
4,305,900	78,423 E	(65)	3/18/36	3.757% —	US SOFR — Annually	(78,488)
				Annually
4,575,000	58,208 E	(156)	2/20/59	3.485% —	US SOFR — Annually	(58,363)
				Annually

Premier Income Trust 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/24 cont.
			Upfront
			premium	Termina-			Unrealized
			received	tion	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$64,167,800	$116,336	$(241)	3/18/26	US SOFR —	4.413% — Annually	$(88,706)
					Annually
	3,176,900	25,974 E	(48)	3/21/39	3.815% —	US SOFR — Annually	(26,022)
					Annually
	1,771,800	37,676 E	(27)	3/31/38	US SOFR —	3.93% — Annually	37,649
					Annually
	3,772,600	68,952 E	(57)	3/21/39	US SOFR —	3.958% — Annually	68,895
					Annually
	5,995,200	156,577 E	(204)	3/14/59	US SOFR —	3.57% — Annually	156,373
					Annually
	352,800	13,125 E	(12)	2/20/59	US SOFR —	3.642% — Annually	13,113
					Annually
	1,004,200	7,581 E	(34)	12/18/58	3.455% —	US SOFR — Annually	(7,615)
					Annually
	154,554,000	1,527,457 E	534,017	9/18/26	4.50% —	US SOFR — Annually	(993,441)
					Annually
	66,979,700	2,153,464 E	1,471,883	9/18/29	4.30% —	US SOFR — Annually	(681,583)
					Annually
	69,340,000	2,868,596 E	1,670,498	9/18/34	4.10% —	US SOFR — Annually	(1,198,097)
					Annually
	9,463,000	634,295 E	(473,516)	9/18/54	US SOFR —	3.90% — Annually	160,779
					Annually
	136,853,000	1,482,118 E	500,725	9/18/26	4.55% —	US SOFR — Annually	(981,393)
					Annually
	357,589,000	12,303,207 E	(6,739,698)	9/18/29	US SOFR —	4.35% — Annually	5,563,508
					Annually
	2,825,000	128,597 E	59,944	9/18/34	4.15% —	US SOFR — Annually	(68,652)
					Annually
	23,541,000	1,791,447 E	1,442,568	9/18/54	3.95% —	US SOFR — Annually	(348,879)
					Annually
AUD	1,368,400	10,468 E	(18)	1/27/43	4.91% —	6 month AUD-	(10,486)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	22,394,000	151,000	(118)	2/15/29	6 month AUD-	4.226% —	134,700
					BBR-BBSW —	Semiannually
					Semiannually
AUD	3,068,800	28,559 E	(38)	4/7/40	5.092% —	6 month AUD-	(28,598)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	11,352,200	157,763 E	(6,484)	9/18/34	6 month AUD-	4.47% —	151,278
					BBR-BBSW —	Semiannually
					Semiannually
AUD	3,682,000	13,978 E	(6,741)	9/18/26	4.20% —	3 month AUD-BBR-	(20,718)
					Quarterly	BBSW — Quarterly
BRL	6,690,000	62,821	42,617	1/2/29	Brazil Cetip	0.00% — At maturity	(44,861)
					Interbank Deposit
					Rate — At maturity
CAD	3,514,000	80,860 E	11,608	9/18/34	3.45% —	Canadian Overnight	(69,252)
					Semiannually	Repo Rate —
						Semiannually

58 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/24 cont.
			Upfront
			premium	Termina-			Unrealized
			received	tion	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CAD	3,048,000	$27,565 E	$(8,856)	9/18/26	Canadian	3.96% —	$18,709
					Overnight	Semiannually
					Repo Rate —
					Semiannually
CHF	5,319,000	277,673 E	14,169	9/18/34	Swiss Average	1.28% — Annually	291,841
					Rate Overnight —
					Annually
CLP	494,810,000	2,723 E	37	9/23/29	CLICP (Chilean	4.94% —	(2,686)
					Pesos Indice	Semiannually
					Camara
					Promedio) —
					Semiannually
CNY	96,060,000	114,309 E	8,907	9/18/29	China Fixing Repo	1.98% — Quarterly	123,215
					Rates 7 Day —
					Quarterly
COP	1,716,130,000	4,207 E	711	9/18/29	8.01% —	Colombia IBR	(3,495)
					Quarterly	Overnight Rate —
						Quarterly
CZK	50,250,000	72,044 E	(23,825)	9/18/29	6 month CZK-	3.97% — Annually	48,219
					PRIBOR —
					Semiannually
EUR	28,513,100	781,487	(624,055)	3/13/29	6 month EUR-	3.18% — Annually	62,210
					EURIBOR —
					Semiannually
EUR	1,685,500	19,836 E	(58)	11/24/48	6 month EUR-	2.545% — Annually	19,777
					EURIBOR —
					Semiannually
EUR	2,747,500	16,699 E	(58)	2/23/44	6 month EUR-	2.69% — Annually	16,641
					EURIBOR —
					Semiannually
EUR	4,624,400	20,555 E	(161)	10/8/44	6 month EUR-	2.54% — Annually	(20,716)
					EURIBOR —
					Semiannually
EUR	7,747,500	173,312 E	(270)	10/8/44	2.70% —	6 month EUR-	(173,582)
					Annually	EURIBOR —
						Semiannually
EUR	529,700	14,360 E	(19)	6/2/46	2.675% —	6 month EUR-	(14,379)
					Annually	EURIBOR —
						Semiannually
EUR	5,463,100	161,079 E	15,732	9/18/34	2.88% —	6 month EUR-	(145,346)
					Annually	EURIBOR —
						Semiannually
EUR	29,246,000	359,371 E	227,639	9/18/26	3.36% —	6 month EUR-	(131,732)
					Annually	EURIBOR —
						Semiannually
EUR	12,019,000	195,777 E	60,261	9/18/29	2.86% —	6 month EUR-	(135,516)
					Annually	EURIBOR —
						Semiannually
EUR	4,662,000	1,115 E	(160)	6/20/49	6 month EUR-	2.452% — Annually	(1,275)
					EURIBOR —
					Semiannually

Premier Income Trust 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/24 cont.
			Upfront
			premium	Termina-			Unrealized
			received	tion	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	1,314,100	$8,344 E	$(45)	6/2/46	6 month EUR-	2.456% — Annually	$8,299
					EURIBOR —
					Semiannually
EUR	2,053,200	45,188 E	(71)	6/30/47	2.634% —	6 month EUR-	(45,259)
					Annually	EURIBOR —
						Semiannually
EUR	3,607,600	53,618 E	(131)	7/2/51	6 month EUR-	2.492% — Annually	53,487
					EURIBOR —
					Semiannually
EUR	3,261,000	149,699 E	(59,209)	9/18/54	6 month EUR-	2.57% — Annually	90,489
					EURIBOR —
					Semiannually
GBP	2,199,000	73,198 E	(1,904)	9/18/34	Sterling Overnight	3.98% — Annually	71,293
					Index Average —
					Annually
GBP	2,847,000	36,223 E	(10,697)	9/18/26	Sterling Overnight	4.68% — Annually	25,526
					Index Average —
					Annually
HUF	655,770,000	60,761 E	1,850	9/18/29	6 month	6.32% — Annually	62,611
					HUF-BUBOR-
					NATIONAL BANK
					OF HUNGARY —
					Semiannually
ILS	11,030,000	18,104 E	(11,734)	9/18/29	Israeli Shekel	4.40% — Annually	6,370
					3 month
					TELIBOR —
					Quarterly
INR	98,880,000	5,905 E	(764)	9/18/29	INR-FBIL-	6.325% —	5,141
					MIBOR-OIS-	Semiannually
					COMPOUND —
					Semiannually
KRW	1,678,100,000	16,205 E	8,875	9/18/29	3.20% —	3 month KRW-	(7,330)
					Quarterly	CD-KSDA-
						BLOOMBERG —
						Quarterly
MXN	24,760,000	35,295 E	(4,612)	9/18/29	Mexico Interbank	9.87% — 28 Days	30,683
					TIIE 28 Day —
					28 Days
NOK	58,192,000	102,665 E	16,533	9/18/34	3.82% —	6 month NOK-	(86,132)
					Annually	NIBOR-NIBR —
						Semiannually
NZD	1,091,000	29,417 E	(28,351)	9/18/34	3 month NZD-	4.60% —	1,066
					BBR-FRA —	Semiannually
					Quarterly
PLN	13,250,000	58,757 E	(20,551)	9/18/29	6 month WIBOR —	5.05% — Annually	38,206
					Semiannually
SEK	56,800,000	183,349 E	42,703	9/18/34	2.75% —	3 month SEK-	(140,646)
					Annually	STIBOR-SIDE —
						Quarterly

60 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/24 cont.
			Upfront
			premium	Termina-			Unrealized
			received	tion	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
SGD	2,040,000	$27,686 E	$395	9/18/29	Compounded	2.94% — Annually	$28,081
					Singapore
					Overnight Rate
					Average —
					Annually
THB	210,350,000	80,564 E	(18,397)	9/18/29	Thailand	2.47% — Quarterly	62,167
					Overnight Repo
					Rate ON —
					Quarterly
ZAR	113,070,000	143,873 E	21,904	9/18/29	3 month ZAR-	8.25% — Quarterly	165,777
					JIBAR-SAFEX —
					Quarterly
Total		$(1,888,615)					$1,903,230

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/24
		Upfront
		premium	Termina-	Payments	Total return
Swap counterparty/		received	tion	received (paid)	received by	Unrealized
Notional amount	Value	(paid)	date	by fund	or paid by fund	depreciation
Morgan Stanley & Co. International PLC
$2,391,316	$2,275,508	$—	9/29/25	(0.165%) —	Ephesus Funding	$(39,281)
				Annually	DAC, 3.80%,
					Series 2020–01,
					9/22/2025 —
					Annually
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(39,281)
Total		$—		Total		$(39,281)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/24
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	CCC/P	$1,539	$12,013	$1,554	5/11/63	300 bp —	$(8)
Index						Monthly
CMBX NA BBB–.6	CCC/P	9,980	64,959	8,406	5/11/63	300 bp —	1,612
Index						Monthly
CMBX NA BBB–.6	CCC/P	16,545	119,240	15,430	5/11/63	300 bp —	1,185
Index						Monthly
CMBX NA BBB–.6	CCC/P	19,586	144,600	18,711	5/11/63	300 bp —	959
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.13	BB–/P	1,082,145	2,531,000	886,609	12/16/72	500 bp —	197,999
Index						Monthly
CMBX NA BB.6	CCC-/P	241,859	719,432	182,304	5/11/63	500 bp —	60,254
Index						Monthly

Premier Income Trust 61

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/24 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.7	CCC/P	$106,489	$329,316	$108,510	1/17/47	500 bp —	$(1,701)
Index						Monthly
CMBX NA BB.7	CCC/P	681,831	1,581,820	521,210	1/17/47	500 bp —	162,159
Index						Monthly
CMBX NA BB.9	B-/P	152,279	362,000	141,542	9/17/58	500 bp —	11,089
Index						Monthly
CMBX NA BBB–.11	BBB–/P	25,830	123,000	14,760	11/18/54	300 bp —	11,142
Index						Monthly
CMBX NA BBB–.16	BBB–/P	80,697	355,000	55,132	4/17/65	300 bp —	25,772
Index						Monthly
CMBX NA BBB–.7	B-/P	28,778	161,866	28,472	1/17/47	300 bp —	400
Index						Monthly
CMBX NA BBB–.7	B-/P	153,810	865,128	152,176	1/17/47	300 bp —	2,138
Index						Monthly
CMBX NA BBB–.7	B-/P	178,734	1,005,320	176,836	1/17/47	300 bp —	2,485
Index						Monthly
Goldman Sachs International
CMBX NA BB.6	CCC-/P	38,887	115,854	29,357	5/11/63	500 bp —	9,642
Index						Monthly
CMBX NA BB.9	B-/P	10,003	25,000	9,775	9/17/58	500 bp —	252
Index						Monthly
CMBX NA BBB–.13	BBB–/P	153,623	577,000	124,747	12/16/72	300 bp —	29,212
Index						Monthly
CMBX NA BBB–.16	BBB–/P	6,777	33,000	5,125	4/17/65	300 bp —	1,671
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.10	B-/P	17,251	215,000	86,065	5/11/63	500 bp —	(68,604)
Index						Monthly
CMBX NA BB.6	CCC-/P	10,811	10,861	2,752	5/11/63	500 bp —	8,069
Index						Monthly
CMBX NA BBB–.13	BBB–/P	12,160	92,000	19,890	12/16/72	300 bp —	(7,676)
Index						Monthly
CMBX NA BBB–.8	B+/P	37,581	231,360	24,154	10/17/57	300 bp —	13,562
Index						Monthly
Merrill Lynch International
CMBX NA A.13	A-/P	53,512	402,000	29,828	12/16/72	200 bp —	23,840
Index						Monthly
CMBX NA A.13	A-/P	52,396	402,000	29,828	12/16/72	200 bp —	22,723
Index						Monthly
CMBX NA BB.6	CCC-/P	28,625	132,404	33,551	5/11/63	500 bp —	(4,797)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.6	CCC-/P	163,951	476,345	120,706	5/11/63	500 bp —	43,708
Index						Monthly
CMBX NA BBB–.16	BBB–/P	7,729	34,000	5,280	4/17/65	300 bp —	2,468
Index						Monthly

62 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/24 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.9	BB–/P	$2,330	$24,000	$3,766	9/17/58	300 bp —	$(1,421)
Index						Monthly
Upfront premium received		3,375,738	Unrealized appreciation				632,341
Upfront premium (paid)		—	Unrealized (depreciation)				(84,207)
Total		$3,375,738	Total				$548,134

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2024. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/24
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(774,527)	$1,669,000	$668,101	11/17/59	(500 bp) —	$(108,049)
					Monthly
CMBX NA BB.10 Index	(244,221)	606,000	242,582	11/17/59	(500 bp) —	(2,229)
					Monthly
CMBX NA BB.10 Index	(243,818)	605,000	242,182	11/17/59	(500 bp) —	(2,225)
					Monthly
CMBX NA BB.10 Index	(128,559)	319,000	127,696	11/17/59	(500 bp) —	(1,173)
					Monthly
CMBX NA BB.6 Index	(30,905)	121,026	30,668	5/11/63	(500 bp) —	(355)
					Monthly
CMBX NA BB.7 Index	(65,275)	201,861	66,513	1/17/47	(500 bp) —	1,042
					Monthly
CMBX NA BB.8 Index	(155,013)	343,573	123,377	10/17/57	(500 bp) —	(31,970)
					Monthly
CMBX NA BBB–.10 Index	(339,336)	1,129,000	201,414	11/17/59	(300 bp) —	(138,581)
					Monthly
CMBX NA BBB–.13 Index	(122,257)	427,000	92,317	12/16/72	(300 bp) —	(30,188)
					Monthly
CMBX NA BBB–.6 Index	(143,487)	340,811	44,101	5/11/63	(300 bp) —	(99,585)
					Monthly
CMBX NA BBB–.8 Index	(46,555)	231,360	24,154	10/17/57	(300 bp) —	(22,536)
					Monthly
CMBX NA BBB–.9 Index	(5,678)	24,000	3,766	9/17/58	(300 bp) —	(1,927)
					Monthly

Premier Income Trust 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 7/31/24 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International
CMBX NA BB.8 Index	$(54,713)	$128,600	$46,180	10/17/57	(500 bp) —	$(8,658)
					Monthly
CMBX NA BBB–.7 Index	(17,184)	99,610	17,521	1/17/47	(300 bp) —	279
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(944,545)	1,328,977	437,898	1/17/47	(500 bp) —	(507,937)
					Monthly
CMBX NA BBB–.11 Index	(13,547)	123,000	14,760	11/18/54	(300 bp) —	1,141
					Monthly
CMBX NA BBB–.7 Index	(577,517)	1,134,444	199,549	1/17/47	(300 bp) —	(378,630)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(33,229)	584,000	233,775	11/17/59	(500 bp) —	199,978
					Monthly
CMBX NA BB.9 Index	(78)	2,000	782	9/17/58	(500 bp) —	702
					Monthly
CMBX NA BBB–.7 Index	(75,310)	423,802	74,547	1/17/47	(300 bp) —	(1,010)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	(166,907)	380,298	125,308	1/17/47	(500 bp) —	(41,969)
					Monthly
CMBX NA BB.8 Index	(10,981)	23,993	8,616	10/17/57	(500 bp) —	(2,388)
					Monthly
CMBX NA BB.9 Index	(163,057)	385,000	150,535	9/17/58	(500 bp) —	(12,896)
					Monthly
CMBX NA BBB–.10 Index	(340,501)	1,053,000	187,855	11/17/59	(300 bp) —	(153,260)
					Monthly
CMBX NA BBB–.13 Index	(76,977)	242,000	52,320	12/16/72	(300 bp) —	(24,798)
					Monthly
CMBX NA BBB–.7 Index	(107,078)	374,459	65,867	1/17/47	(300 bp) —	(41,429)
					Monthly
Upfront premium received	—	Unrealized appreciation				203,142
Upfront premium (paid)	(4,881,255)	Unrealized (depreciation)				(1,611,793)
Total	$(4,881,255)	Total				$(1,408,651)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

64 Premier Income Trust

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 7/31/24
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	appreciation
CDX NA HY Series	B+/P	$(1,594,929)	$23,489,000	$1,597,369	6/20/29	500 bp —	$136,793
42 Index						Quarterly
Total	$(1,594,929)						$136,793

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2024. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$2,374,305	$—
Convertible bonds and notes	—	10,410,418	—
Corporate bonds and notes	—	78,602,327	—
Foreign government and agency bonds and notes	—	29,831,596	—
Mortgage-backed securities	—	128,171,015	—
Senior loans	—	21,638,411	—
U.S. government and agency mortgage obligations	—	115,869,788	—
U. S. treasury obligations	—	21,187	—
Short-term investments	44,366,849	45,838,400	—
Totals by level	$44,366,849	$432,757,447	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$369,377	$—
Futures contracts	(837,386)	—	—
Forward premium swap option contracts	—	1,534,391	—
TBA sale commitments	—	(21,981,256)	—
Interest rate swap contracts	—	3,887,126	—
Total return swap contracts	—	(39,281)	—
Credit default contracts	—	2,376,722	—
Totals by level	$(837,386)	$(13,852,921)	$—

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 65

Statement of assets and liabilities 7/31/24

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $405,980,099)	$403,995,614
Affiliated issuers (identified cost $73,128,682) (Note 5)	73,128,682
Cash	81,449
Foreign currency (cost $35,776) (Note 1)	35,479
Interest and other receivables	3,924,674
Receivable for investments sold	1,377,423
Receivable for sales of TBA securities (Note 1)	21,418,165
Receivable for variation margin on centrally cleared swap contracts (Note 1)	12,006,444
Unrealized appreciation on forward premium swap option contracts (Note 1)	5,048,818
Unrealized appreciation on forward currency contracts (Note 1)	382,303
Unrealized appreciation on OTC swap contracts (Note 1)	929,808
Premium paid on OTC swap contracts (Note 1)	4,882,211
Deposits with broker (Note 1)	5,610,801
Prepaid assets	20,558
Total assets	532,842,429

LIABILITIES
Payable for investments purchased	1,774,529
Payable for purchases of TBA securities (Note 1)	113,807,194
Payable for compensation of Manager (Note 2)	657,787
Payable for custodian fees (Note 2)	19,066
Payable for investor servicing fees (Note 2)	45,490
Payable for Trustee compensation and expenses (Note 2)	178,187
Payable for administrative services (Note 2)	469
Payable for variation margin on futures contracts (Note 1)	47,629
Payable for variation margin on centrally cleared swap contracts (Note 1)	11,511,491
Distributions payable to shareholders	2,473,378
Unrealized depreciation on forward premium swap option contracts (Note 1)	3,514,427
Unrealized depreciation on OTC swap contracts (Note 1)	1,735,281
Premium received on OTC swap contracts (Note 1)	3,375,738
Unrealized depreciation on forward currency contracts (Note 1)	12,926
TBA sale commitments, at value (proceeds receivable $21,383,984) (Note 1)	21,981,256
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	3,458,187
Payable to broker (Note 1)	100,089
Other accrued expenses	215,357
Total liabilities	164,908,481

Net assets	$367,933,948

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$611,533,044
Total distributable earnings (Note 1)	(243,599,096)
Total — Representing net assets applicable to capital shares outstanding	$367,933,948

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($367,933,948 divided by 95,598,021 shares)	$3.85

The accompanying notes are an integral part of these financial statements.

66 Premier Income Trust

Statement of operations Year ended 7/31/24

INVESTMENT INCOME
Interest (including interest income of $3,132,527 from investments in affiliated issuers) (Note 5)	$26,766,608
Total investment income	26,766,608

EXPENSES
Compensation of Manager (Note 2)	2,730,300
Investor servicing fees (Note 2)	182,022
Custodian fees (Note 2)	90,267
Trustee compensation and expenses (Note 2)	17,795
Administrative services (Note 2)	10,091
Auditing and tax fees	180,581
Other	283,141
Fees waived and reimbursed by Manager (Note 2)	(66,847)
Total expenses	3,427,350
Expense reduction (Note 2)	(10,023)
Net expenses	3,417,327

Net investment income	23,349,281

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(22,049,050)
Foreign currency transactions (Note 1)	(30,709)
Forward currency contracts (Note 1)	(873,693)
Futures contracts (Note 1)	3,573,858
Swap contracts (Note 1)	(4,336,506)
Written options (Note 1)	1,359,335
Total net realized loss	(22,356,765)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	29,656,379
Assets and liabilities in foreign currencies	(20,313)
Forward currency contracts	1,200,766
Futures contracts	(2,727,944)
Swap contracts	4,543,160
Written options	(1,640,552)
Total change in net unrealized appreciation	31,011,496

Net gain on investments	8,654,731

Net increase in net assets resulting from operations	$32,004,012

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 67

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/24	Year ended 7/31/23
Operations
Net investment income	$23,349,281	$22,284,959
Net realized loss on investments
and foreign currency transactions	(22,356,765)	(26,674,282)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	31,011,496	5,345,032
Net increase in net assets resulting from operations	32,004,012	955,709
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(20,299,800)	(25,564,554)
From return of capital	(9,704,516)	(5,023,923)
Decrease from capital share transactions (Note 4)	(3,872,140)	(10,161,160)
Total decrease in net assets	(1,872,444)	(39,793,928)

NET ASSETS
Beginning of year	369,806,392	409,600,320
End of year	$367,933,948	$369,806,392

NUMBER OF FUND SHARES
Shares outstanding at beginning of year	96,715,303	99,528,263
Shares repurchased (Note 4)	(1,117,282)	(2,812,960)
Shares outstanding at end of year	95,598,021	96,715,303

The accompanying notes are an integral part of these financial statements.

68 Premier Income Trust

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended
	7/31/24	7/31/23	7/31/22	7/31/21	7/31/20
Net asset value, beginning of period	$3.82	$4.12	$4.62	$4.80	$5.44
Investment operations:
Net investment income[a]	.24	.23	.21	.21	.24
Net realized and unrealized
gain (loss) on investments	.10	(.23)	(.41)	(.04)	(.47)
Total from investment operations	.34	—	(.20)	.17	(.23)
Less distributions:
From net investment income	(.21)	(.26)	(.26)	(.07)	(.34)
From return of capital	(.10)	(.05)	(.05)	(.28)	(.08)
Total distributions	(.31)	(.31)	(.31)	(.35)	(.42)
Increase from shares repurchased	—[e]	.01	.01	—[e]	.01
Net asset value, end of period	$3.85	$3.82	$4.12	$4.62	$4.80
Market price, end of period	$3.63	$3.65	$3.89	$4.65	$4.74
Total return at market price (%)[b]	8.53	2.08	(9.87)	5.63	(3.19)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$367,934	$369,806	$409,600	$472,126	$492,108
Ratio of expenses to average
net assets (%)[c]	.94[f]	.99	.96	.94	.94
Ratio of net investment income
to average net assets (%)	6.41[f]	5.76	4.88	4.21	4.67
Portfolio turnover (%)[d]	1,008	1,280	1,665	1,023	943

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

f Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund in effect during the period. As a result of such waiver, the expenses of the fund reflect a reduction of 0.02% as a percentage of average net assets (Notes 2 and 5).

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 69

Notes to financial statements 7/31/24

Unless otherwise noted, the “reporting period” represents the period from August 1, 2023 through July 31, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
1940 Act	Investment Company Act of 1940, as amended
Franklin Advisers	Franklin Advisers, Inc., a direct wholly-owned subsidiary of Franklin Templeton, and the fund’s investment manager for periods on or after July 15, 2024
Franklin Templeton	Franklin Resources, Inc.
Franklin Templeton	Franklin Templeton Services, LLC, a wholly-owned subsidiary of Franklin Templeton
Services
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PIL	Putnam Investments Limited, an indirect, wholly-owned subsidiary of Franklin Templeton
Putnam Management	Putnam Investment Management, LLC, an indirect wholly-owned subsidiary of Franklin
Templeton, and the fund’s investment manager for periods prior to July 15, 2024
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam Premier Income Trust (the fund) is a Massachusetts business trust, which is registered under the 1940 Act as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non–diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the fund, including claims against Trustees and Officers, must be brought in courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

70 Premier Income Trust

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a–5 under the 1940 Act, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Franklin Advisers. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Franklin Advisers is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Premier Income Trust 71

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, for isolating prepayment risk and for managing downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

72 Premier Income Trust

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $3,753,871 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective

Premier Income Trust 73

dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $1,856,930 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

74 Premier Income Trust

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Franklin Advisers will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged to the fund which cannot be sold or repledged totaled $133,610 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $683,450 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $666,616 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Premier Income Trust 75

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2024, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$101,352,242	$92,853,531	$194,205,773

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,148,918 to its fiscal year ending July 31, 2025 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2024 and July 31, 2024, and/or (ii) specified ordinary and currency losses recognized between November 1, 2023 and July 31, 2024).

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund uses targeted distribution rates, whose principal source of the distribution is ordinary income. However,the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, from dividends payable, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities, and from a return of capital due to distributions which exceed those required under the excise rules. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $26,213 to increase distributions in excess of net investment income, $3,496 to increase paid-in capital and $22,717 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$30,508,686
Unrealized depreciation	(76,233,787)
Net unrealized depreciation	(45,725,101)
Capital Loss Carryforward	(194,205,773)
Late Year Ordinary Loss Deferral	(1,148,918)
Cost for federal income tax purposes	$508,159,090

76 Premier Income Trust

Note 2: Management fee, administrative services and other transactions

Effective July 15, 2024, Putnam Management transferred its management contract with the fund to Franklin Advisers. As a result of the transfer, Franklin Advisers replaced Putnam Management as the investment adviser of the fund. In connection with the transfer, the fund’s portfolio managers, along with supporting research analysts and certain other investment staff of Putnam Management, also became employees of Franklin Advisers.

In addition, Putnam Management transferred to Franklin Advisers the sub-management contract between Putnam Management and PIL in respect of the fund.

The fund pays Franklin Advisers for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.750% of the fund’s average net assets.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Franklin Advisers. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. For the reporting period, management fees paid were reduced by $66,847 relating to the fund’s investment in Putnam Government Money Market Fund.

Effective July 15, 2024, Franklin Advisers retained Putnam Management as sub-adviser for the fund pursuant to a new sub-advisory agreement. Pursuant to the agreement, Putnam Management provides certain advisory and related services to the fund. Franklin Advisers pays a monthly fee to Putnam Management based on the costs of Putnam Management in providing these services to the fund, which may include a mark-up not to exceed 15% over such costs.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Franklin Advisers from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Franklin Advisers were to engage the services of PIL, Franklin Advisers would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management and PIL became indirect, wholly-owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction (together, the “Previous Advisory Contracts”). However, Putnam Management and PIL continued to provide uninterrupted services with respect to the fund pursuant to new investment management and sub-management contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024 (together, the “New Advisory Contracts”). The terms of the New Advisory Contracts are substantially similar to those of the Previous Advisory Contracts, and the fee rates payable under the New Advisory Contracts are the same as the fee rates under the Previous Advisory Contracts.

Premier Income Trust 77

Effective June 1, 2024, Franklin Templeton Services provides certain administrative services to the fund. The fee for those services is paid by the fund’s investment manager based on the fund’s average daily net assets and is not an additional expense of the fund.

The fund reimburses Franklin Advisers an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Franklin Advisers, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $10,023 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $281, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable from July 1, 1995 through December 31, 2023. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,228,877,815	$4,357,675,778
U.S. government securities (Long-term)	—	—
Total	$4,228,877,815	$4,357,675,778

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2023, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2024 (based on shares outstanding as of September 30, 2023). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2023 (based on shares outstanding as of September 30, 2022). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

78 Premier Income Trust

For the reporting period, the fund repurchased 1,117,282 common shares for an aggregate purchase price of $3,872,140, which reflects a weighted-average discount from net asset value per share of 7.92%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 2,812,960 common shares for an aggregate purchase price of $10,161,160, which reflected a weighted-average discount from net asset value per share of 8.03%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investment Holdings, LLC owned approximately 5,589 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $21,518 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/23	cost	proceeds	income	of 7/31/24
Short-term investments
Putnam Government
Money Market Fund
Class G†	$—	$89,222,343	$89,222,343	$603,247	$—
Putnam Government
Money Market Fund
Class P†	—	79,568,944	38,639,095	642,003	40,929,849
Putnam Short Term
Investment Fund
Class P‡	36,793,801	21,069,328	25,664,296	1,887,277	32,198,833
Total Short-term
investments	$36,793,801	$189,860,615	$153,525,734	$3,132,527	$73,128,682

† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund (Note 2). There were no realized or unrealized gains or losses during the period.

‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management and Franklin Advisers, as applicable. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Premier Income Trust 79

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased swap option contracts (contract amount)	$668,800,000
Written swap option contracts (contract amount)	$532,300,000
Futures contracts (number of contracts)	500
Forward currency contracts (contract amount)	$46,000,000
OTC interest rate swap contracts (notional)	$4,200,000
Centrally cleared interest rate swap contracts (notional)	$1,145,200,000
OTC total return swap contracts (notional)	$4,100,000
OTC credit default contracts (notional)	$30,700,000
Centrally cleared credit default contracts (notional)	$18,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$5,204,326*	Payables	$2,866,885
Foreign exchange
contracts	Receivables	382,303	Payables	12,926
Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	20,843,145*	depreciation	16,259,014*
Total		$26,429,774		$19,138,825

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

80 Premier Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$2,070,822	$2,070,822
Foreign exchange contracts	—	—	(873,693)	—	$(873,693)
Interest rate contracts	3,002,821	3,573,858	—	(6,407,328)	$169,351
Total	$3,002,821	$3,573,858	$(873,693)	$(4,336,506)	$1,366,480

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$2,898	$2,898
Foreign exchange contracts	—	—	1,200,766	—	$1,200,766
Interest rate contracts	916,430	(2,727,944)	—	4,540,262	$2,728,748
Total	$916,430	$(2,727,944)	$1,200,766	$4,543,160	$3,932,412

Premier Income Trust 81

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Mizuho Capital Markets LLC	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$95,281	$—	$—	$—	$—	$—	$—	$—	$—	$—	$95,281
Centrally cleared interest
rate swap contracts§	—	—	11,927,953	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,927,953
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	1,861,855	—	63,518	—	—	650,183	308,287	—	588,761	—	—	—	—	—	3,472,604
Centrally cleared credit
default contracts§	—	—	78,491	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	78,491
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	44,600	5,711	—	50,024	—	—	10,592	35,264	4,364	—	—	—	61,313	5,723	60,958	47,372	52,262	4,120	382,303
Forward premium swap
option contracts#	345,151	417,833	—	694,633	—	316,657	25,531	—	2,613,595	—	—	—	314,259	—	—	—	321,159	—	5,048,818
Total Assets	$389,751	$423,544	$12,006,444	$744,657	$1,861,855	$316,657	$99,641	$35,264	$2,713,240	$650,183	$308,287	$—	$964,333	$5,723	$60,958	$47,372	$373,421	$4,120	$21,005,450
Liabilities:
OTC Interest rate
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared interest
rate swap contracts§	—	—	11,511,491	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,511,491
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	39,281	—	—	—	—	—	39,281
OTC Credit default contracts —
protection sold*#	43,902	—	—	—	2,260,715	—	168,513	—	—	132,452	92,767	—	129,255	—	—	—	—	—	2,827,604
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	47,629	—	—	—	—	—	—	—	—	47,629
Forward currency contracts#	—	—	—	—	—	—	—	2,956	6,627	—	—	—	—	856	—	2,487	—	—	12,926
Forward premium swap
option contracts #	337,907	—	—	511,747	—	306,166	170,851	—	1,609,762	—	—	44,867	378,774	—	—	—	154,353	—	3,514,427
Total Liabilities	$381,809	$—	$11,511,491	$511,747	$2,260,715	$306,166	$339,364	$2,956	$1,616,389	$180,081	$92,767	$44,867	$547,310	$856	$—	$2,487	$154,353	$—	$17,953,358
Total Financial and Derivative
Net Assets	$7,942	$423,544	$494,953	$232,910	$(398,860)	$10,491	$(239,723)	$32,308	$1,096,851	$470,102	$215,520	$(44,867)	$417,023	$4,867	$60,958	$44,885	$219,068	$4,120	$3,052,092

82 Premier Income Trust	Premier Income Trust 83

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Mizuho Capital Markets LLC	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total collateral
received (pledged)†##	$—	$410,000	$—	$120,000	$(311,960)	$—	$(239,723)	$—	$1,096,851	$470,102	$198,000	$(44,867)	$410,000	$—	$21,187	$—	$190,610	$—
Net amount	$7,942	$13,544	$494,953	$112,910	$(86,900)	$10,491	$—	$32,308	$—	$—	$17,520	$—	$7,023	$4,867	$39,771	$44,885	$28,458	$4,120
Controlled collateral
received (including
TBA commitments)**	$—	$410,000	$—	$120,000	$—	$—	$105,000	$—	$1,130,000	$1,007,000	$198,000	$—	$410,000	$—	$21,187	$—	$57,000	$—	$3,458,187
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$133,610	$—	$133,610
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(311,960)	$—	$(240,480)	$—	$—	$—	$—	$(114,176)	$—	$—	$—	$—	$—	$—	$(666,616)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $855,348 and $5,610,801, respectively.

84 Premier Income Trust	Premier Income Trust 85

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is partly due to foreign currency losses and/or losses on swaps.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $5,222,003 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2025 will show the tax status of all distributions paid to your account in calendar 2024.

86 Premier Income Trust

Shareholder meeting results (Unaudited)

April 26, 2024 annual meeting

At the meeting, a proposal to fix the number of Trustees at 12 was approved as follows:

Votes for	Votes against	Abstentions
71,901,803	2,513,372	1,022,209

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	71,339,113	4,098,273
Barbara M. Baumann	71,860,861	3,576,525
Katinka Domotorffy	71,670,707	3,766,679
Catharine Bond Hill	71,250,508	4,186,878
Kenneth R. Leibler	71,450,060	3,987,326
Jennifer Williams Murphy	71,666,119	3,771,267
Marie Pillai	71,414,753	4,022,633
George Putnam III	71,448,205	3,989,181
Robert L. Reynolds	71,579,910	3,857,476
Manoj P. Singh	71,250,811	4,186,575
Mona K. Sutphen	71,536,928	3,899,117
Jane E. Trust	71,849,311	3,588,075

October 27, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
41,451,845	5,299,148	1,765,992

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
41,244,521	5,401,877	1,870,589

All tabulations are rounded to the nearest whole number.

Premier Income Trust 87

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair from 2022 to 2024, Chair since 2024
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Gregory G. McGreevey
Born 1962, Trustee since 2024
Principal occupations during past five years: Until 2023, Senior Managing Director, Investments, Invesco Ltd., a global investment firm.

Other directorships: Previously, a Director of Invesco Mortgage Capital, Inc., a publicly traded real estate investment trust.

Jennifer Williams Murphy*
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Director of Choice Bank, a private, community bank based in North Dakota. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Member of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

George Putnam III
Born 1951, Trustee since 1984
Principal occupations during past five years: Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

88 Premier Income Trust

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of ReNew Energy Global Plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Partner, Investment Strategies, at The Vistria Group, a private investment firm focused on middle-market companies in the health care, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member of International Rescue Committee; Board Member of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

INTERESTED TRUSTEES

Robert L. Reynolds†

Born 1952, Trustee since 2008

Principal occupations during past five years: Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial's Board of Directors. Until 2023, President and Chief Executive Officer of Putnam Investments, President and Chief Executive Officer of Putnam Management, and member of Putnam Investments' Board of Directors.

Other directorships: Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President's Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

Jane E. Trust‡

Born 1962, Trustee since 2024

Principal occupations during past five years: Since 2020, Senior Vice President, Fund Board Management, Franklin Templeton. Since 2015, Officer and/or Trustee/Director of 123 funds associated with Franklin Templeton Fund Advisor, LLC ("FTFA") or its affiliates, and President and Chief Executive Officer of FTFA. From 2018 to 2020, Senior Managing Director of Legg Mason & Co., LLC ("Legg Mason & Co."). From 2016 to 2018, Managing Director of Legg Mason & Co. In 2015, Senior Vice President of FTFA.

Other directorships: None.

Premier Income Trust 89

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

† Mr. Reynolds is an “interested person” (as defined in the 1940 Act) of the fund and Franklin Advisers. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Franklin Advisers is an indirect wholly-owned subsidiary.

‡ Ms. Trust is an “interested person” (as defined in the 1940 Act) of the fund and Franklin Advisers by virtue of her positions with certain affiliates of Franklin Advisers.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2024, the Putnam family of funds included 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds. Each Trustee serves as Trustee of all funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Franklin Advisers.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Kelley Hunt (Born 1984)
Vice President and Assistant Treasurer	AML Compliance Officer
Since 2023	Since 2023
Director, Financial Reporting, Putnam Holdings	Manager, U.S. Financial Crime Compliance,
Franklin Templeton
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Denere P. Poulack (Born 1968)
Since 2016	Assistant Vice President, Assistant Clerk,
Chief Compliance Officer, Putnam Management	and Assistant Treasurer
and Putnam Holdings	Since 2004

Michael J. Higgins (Born 1976)	Stephen J. Tate (Born 1974)
Vice President, Treasurer, and Clerk	Vice President and Chief Legal Officer
Since 2010	Since 2021
Deputy General Counsel, Franklin Templeton, and
Jonathan S. Horwitz (Born 1955)	Secretary, Putnam Holdings, Putnam Management, and
Executive Vice President, Principal Executive Officer,	Putnam Retail Management
and Compliance Liaison
Since 2004	Jeffrey White (Born 1971)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2024

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer, other than Ms. Hunt and Mr. White, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716, and Mr. White’s address is One Franklin Parkway, San Mateo, CA 94403.

90 Premier Income Trust

Fund information

Investment Manager	Trustees	Michael J. Higgins
Franklin Advisers, Inc.	Barbara M. Baumann, Chair	Vice President, Treasurer,
One Franklin Parkway	Liaquat Ahamed	and Clerk
San Mateo, CA 94403	Katinka Domotorffy
	Catharine Bond Hill	Jonathan S. Horwitz
Investment Sub-Advisors	Gregory G. McGreevey	Executive Vice President,
Putnam Investments Limited	Jennifer Williams Murphy	Principal Executive Officer,
Cannon Place, 78 Cannon Street	Marie Pillai	and Compliance Liaison
London, England EC4N 6HL	George Putnam III
	Robert L. Reynolds	Kelley Hunt
Putnam Investment	Manoj P. Singh	AML Compliance Officer
Management, LLC	Mona K. Sutphen
100 Federal Street	Jane E. Trust	Denere P. Poulack
Boston, MA 02110		Assistant Vice President,
	Officers	Assistant Clerk, and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President, The Putnam Funds
Limited Partnership		Stephen J. Tate
100 Federal Street	Kevin R. Blatchford	Vice President and
Boston, MA 02110	Vice President and	Chief Legal Officer
Assistant Treasurer
Custodian		Jeffrey White
State Street Bank	James F. Clark	Vice President,
and Trust Company	Vice President and	Principal Financial Officer,
	Chief Compliance Officer	Principal Accounting Officer,
Legal Counsel		and Assistant Treasurer
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com or franklintempleton.com anytime for up-to-date information about the fund’s NAV.

This page left blank intentionally.

This page left blank intentionally.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager, or Franklin Templeton. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investment Management, LLC and Franklin Templeton which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Franklin Templeton with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC and Franklin Templeton. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance  with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc.  and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes. Effective March 4, 2024, the majority of legacy Putnam employees transitioned to Franklin Templeton policies outlined in the Franklin Templeton Code.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Mr. McGreevey and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2024	$166,945	$—	$14,281	$—
July 31, 2023	$194,526	$—	$14,281	$—

For the fiscal years ended July 31, 2024 and July 31, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $1,045,078 and $256,024 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit- Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2024	$—	$861,963	$168,834	$1,030,797
July 31, 2024	$—	$ 241,743	$—	$ 241,743

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Risk Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Risk of the fund's Board of Trustees is composed of the following persons:

Gregory G. McGreevey

Marie Pillai

Manoj P. Singh

Mona Sutphen

(b) Not applicable

Item 6. Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the Report to Stockholders in Item 1 above.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above, as applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

The Trustees of the Putnam Funds have delegated proxy voting authority for the securities held in the funds’ portfolios to Putnam Management and have approved Putnam Management’s current proxy voting guidelines and procedures

Putnam Investments

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds[1] and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.[2]

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.

2.	Considers special proxy issues as they may from time to time arise.

3.	Must approve all vote overrides recommended by investment professionals.

Proxy Voting Administration

______________________________

[1] Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.

[2] The Putnam Proxy Voting Procedures and Guidelines will apply also to certain funds and institutional and other accounts managed by Franklin Advisers, Inc. (“FAV”) but formerly managed or sub-advised by one of the Putnam adviser entities identified above, pursuant to sub-advisory agreements in effect from time to time between FAV and the relevant Putnam entity(ies).

The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties:

1.	Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.

2.	Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.

3.	Manages the process of referring issues to portfolio managers for voting instructions.

4.	Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (ISS) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5.	Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6.	Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below.

7.	Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

8.	Prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:

1.	If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.

2.	Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Other

1.	Putnam may elect not to vote when the security is no longer held.

2.	Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.

3.	Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.

4.	Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation.  If the security is also held by other investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer.

Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

1.	The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy

group. None of these individuals or groups reports to Franklin Templeton’s marketing businesses.

2.	No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment-related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation.

4.	The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.

5.	Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).

Recordkeeping

The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records:

1.	A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;

2.	A copy of each proxy statement received with respect to securities in client accounts;

3.	Records of each vote cast for each client;

4.	Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc.

5.	Written reports to clients on proxy voting and all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Voting Team.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

These proxy voting policies are intended to be decision-making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors

Uncontested Election of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

➢	Putnam will withhold votes from the entire board of directors if:

•	The board does not have a majority of independent directors,

•	The board does not have nominating, audit and compensation committees composed solely of independent directors, or

•	The board has more than 15 members or fewer than five members, absent special circumstances.

➢	Putnam may refrain from withholding votes from the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, provided that the company has stated (for example in an 8-K), or it can otherwise be determined, that the board will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting and the company has a history of appropriate board independence.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.

➢	Putnam will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).

➢	Putnam will withhold votes from any nominee for director who attends fewer than 75% of board and committee meetings. Putnam may refrain from withholding votes on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.

➢	Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or

➢	Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.)

Putnam will refrain from opposing the board members who served at the time of the adoption of the poison pill if the duration is one year or less, if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.)

➢	Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee if:

•	there are no women on the board, or
•	in the case of a board of seven members or more, there are fewer than two women on the board, or
•	there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to achieve racial or ethnic diversity

➢	Putnam will withhold votes from the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity.

(Note: Gender diversity is addressed under a separate guideline.)

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

➢	Putnam will vote against any non-executive nominee for director who serves on more than four (4) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Generally, Putnam will withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company.

➢	Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. (Putnam will withhold votes from the nominee at each company where Putnam client portfolios own shares.) In addition, if Putnam client portfolios are shareholders of the executive's home company, Putnam will withhold votes from members of the company's governance committee. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.

➢	Putnam will withhold votes from any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Note: Designation of executive director is based on company disclosure.

➢	Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will generally vote for proposals that permit the removal of directors with or without cause.

➢	Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval.

➢	Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board.

➢	Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies.

➢	Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal. Additionally, Putnam will vote for proposals to approve the grant of equity awards to directors, except that Putnam will consider these proposals on a case-by-case basis if Putnam’s proxy service provider is recommending a vote against the proposal.

Classified Boards

➢	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Ratification of Auditors

➢	Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.)

Contested Elections of Directors

➢	Putnam will vote on a case-by-case basis in contested elections of directors.

B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢	Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

➢	Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

➢	Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

•	Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is 5% or less. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote against. Note: Such plans must first pass all of Putnam's other screens.

➢	Putnam will vote proposals to issue equity grants to executives on a case-by-case basis.

➢	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

➢	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

➢	Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.

➢	Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows:

Vote on a case-by-case basis on such proposals if any of the following circumstances exist:

•	the amount per employee under the plan is unlimited, or
•	the maximum award pool is undisclosed, or
•	the incentive bonus plan’s performance criteria are undisclosed, or
•	the independent proxy voting service recommends a vote against.

➢	Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay).

➢	Putnam will generally vote for advisory votes on executive compensation (Say-on-Pay). However, Putnam will vote against an advisory vote if the company fails (receives an F grade) to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.

•	Putnam will vote on a case-by-case basis if the company receives an F grade by the independent proxy voting service and the recommendation by that service is favorable.

•	Additionally, if there is no grade attributed to the company's executive pay, Putnam will generally vote for, unless the recommendation of the independent proxy voting service is against, in which case Putnam will review the proposal on a case-by-case basis.

➢	Putnam will vote on a case-by-case basis on severance agreements (e.g., golden and tin parachutes)

➢	Putnam will withhold votes from members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election.

➢	Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

➢	Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:

1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

4) No discount on the stock price on the date of purchase since there is a company matching contribution.

Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:

➢	Putnam will vote for proposals relating to the authorization of additional common stock, except that Putnam will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.

➢	Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

➢	Putnam will vote for proposals authorizing share repurchase programs, except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

D.	Acquisitions, Mergers, Reorganizations and

Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.

E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

➢	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

➢	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only).

➢	Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent.

➢	Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.

➢	Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

➢	Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

➢	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.

F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine (for example, director age or term limits), technical in nature, fall within Putnam’s guidelines (for example, regarding board size or virtual meetings), are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights).

➢	Additionally, Putnam believes the bundling of items, whether the items are related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis.

➢	Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.

➢	Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

➢	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

➢	Putnam will vote against proposals where there is a lack of information to make an informed voting decision.

➢	Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.

If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis.

➢	Putnam will vote against management proposals to adopt a specific state’s courts, or a specific U.S. district court as the exclusive forum for certain disputes, except that Putnam will vote for proposals adopting the State of Delaware, or the

Delaware Chancery Court, as the exclusive forum, for corporate law matters for issuers incorporated in Delaware. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost. However, Putnam’s guideline recognizes the expertise of the Delaware state court system in handling disputes involving Delaware corporations. In addition, Putnam will withhold votes from the chair of the Nominating/Governance committee if a company amends its Bylaws, or takes other actions, to adopt a specific state’s courts (other than Delaware courts, for issuers incorporated in Delaware) or a specific U.S. district court as the exclusive forum for certain disputes without shareholder approval.

➢	Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval.

➢	Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access:

1)   The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%;

2)   The required minimum holding period for the shareholder proponent(s) is no greater than two years; and

3)   The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.

Proposals requesting shares be held for 3 years will be reviewed on a case-by-case basis.  Putnam will vote against proposals requesting shares be held for more than three years.  Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis.

Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis.

➢	Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company's outstanding common stock and not more than 25%.

In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock.

Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company's outstanding common stock.

In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds.  If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level.  Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock.

➢	Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors. Additionally, Putnam may consider the rationale of the proposal and whether there have been concerns about the company’s previous meeting practices.

Disclosure should address the following:

•         the ability of shareholders to ask questions during the meeting

•	including time guidelines for shareholder questions
•	rules around what types of questions are allowed
•	and rules for how questions and comments will be recognized and disclosed to meeting participants
•	the manner in which appropriate questions received during the meeting will be addressed by the board
•	procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting
•	technical and logistical issues related to accessing the virtual meeting platform; and

•	procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting

Putnam may vote against proposals that do not meet these criteria.

Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting.

➢	Putnam will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the proxy voting service has recommended a vote against the proposal, in which case Putnam will vote on a case-by-case basis on the proposal.

➢	Putnam will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

II. Shareholder Proposals

Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically:

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

➢	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢	Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.

➢	Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.

➢	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan ("SERP"), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company's tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.)

➢	Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)

➢	Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.

➢	Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior management and a list of all public company clients where the Company’s executives serve as a director.)

➢	Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
➢	Putnam will vote for shareholder proposals requiring that the chair’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director (or already has an independent or separate chair) and Putnam is supporting the nominees for the board of directors.

➢	Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether.

➢	Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be.

➢	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes).

•	However, Putnam will vote against such proposals when the company has a policy that minimally requires shareholder approval of severance agreements for executives that provides for cash severance benefits exceeding 2.99 times the sum of the executive's base salary plus target annual non-equity incentive plan bonus opportunity.

Putnam will vote on a case-by-case basis on approving such compensation arrangements.

➢	Putnam will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.

➢	Putnam will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

➢	Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis.

➢	Putnam will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

Environmental and Social

➢	Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.

Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues:  Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.

In addition, Putnam will consider proposals related to Artificial Intelligence (“AI”) on a case-by-case basis.

Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact.  Other factors may also be considered.

Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.

Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR.

III. Voting Shares of Non-US Issuers

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1)	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2)	Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.

(3)	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:

➢	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

➢	Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

➢	Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

➢	Putnam will vote for proposals to authorize share repurchase programs that are recommended for approval by Putnam’s proxy voting service provider, otherwise Putnam will vote against such proposals; except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

➢	Putnam will vote against authorizations to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights.

➢	Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.

➢	Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany), authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.

➢	Putnam will generally vote for proposals regarding amendments seeking to expand business lines or to amend the corporate purpose, provided the proposal would not include a significant or material departure from the company’s current business, and/or will provide the company with greater flexibility in the performance of its activities.

➢	Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).

➢	Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis.

➢	Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days.

➢	Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice.

➢	Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%.

➢	Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines).

➢	Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.

➢	Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value.

Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases:

•	Disconnect between pay and performance
•	No performance metrics disclosed;
•	No relative performance metrics utilized;
•	Single performance metric was used and it was an absolute measure;
•	Performance goals were lowered when management failed or was unlikely to meet original goals;
•	Long Term Incentive Plan is subject to retesting (e.g., Australia);
•	Service contracts longer than 12 months (e.g., United Kingdom);
•	Allows vesting below median for relative performance metrics;

•	Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia);
•	Contains provisions to automatically vest upon change-of-control; or
•	Other poor compensation practices or structures.
•	Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives are not set to decrease over time (United Kingdom)
•	Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom)

➢	Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors.

Matters Relating to Board of Directors

Uncontested Board Elections

Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand

➢	Putnam will vote against the entire board of directors if
•	fewer than one-third of the directors are independent directors, or
•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or
•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company's business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company's staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders. Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent.

➢	Putnam will generally vote in favor of nominees to the Supervisory Committee

Australia

➢	Putnam will vote against the entire board of directors if

•	fewer than a majority of the directors are independent, or

•	the board has not established an audit committee composed solely of non-executive directors, a majority of whom, including the chair of the committee (who should not be the board chair), should be independent directors, or

•	the board has not established nominating and compensation committees each composed of a majority of independent, non-executive directors, with an independent chair.

Brazil

➢	Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.

➢	Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate.

➢	Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes.

➢	Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown.

➢	Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders).

➢	Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders.

➢	Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes.

Canada

Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Continental Europe (ex-Germany)

➢	Putnam will vote against the entire board of directors if
•	fewer than a majority of the directors are independent directors, or
•	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees.  The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital.  Employee shareholder representatives are elected by the company’s shareholders (via general meeting).

Germany

➢	For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except:
➢	Putnam will vote against the Supervisory Board if
•	the board has not established an audit committee comprising an Independent chair.

•	the audit committee chair serves as board chair.
•	the board contains more than two former management board members.
➢	Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co-determination.

Israel

Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as "other" (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such,

➢	Putnam’s guidelines regarding board Nominating Committees will not apply

➢	Putnam will vote on a case-by-case on nominees when there are more nominees than seats available.

Italy

Election of directors and statutory auditors:

➢	Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. If there is no majority shareholder supported slate of nominees, Putnam will support the shareholder slate of nominees that is recommended for approval by Putnam’s service provider.

➢	Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee.

➢	Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees.

Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital.

➢	Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.)

Japan

➢	For companies that have established a U.S.-style corporate governance structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors,

•	the board has not established an audit committee composed of a majority of independent directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

➢	For companies that have established a statutory auditor board structure:

•	Putnam will withhold votes from the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

➢	For companies that have established a statutory auditor board structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have at least two outside directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

•	Putnam will vote against any statutory auditor nominee who attends fewer than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders' attendance but not that of insiders, who are presumed to have no more important time commitments.)

➢	For companies that have established an audit committee board structure (one-tier / one committee), Putnam will withhold votes from the entire board of directors if:

•	the board does not have at least two outside directors,

•	the board does not have at least two independent directors for companies with a controlling shareholder, or

•	the board has not established an audit committee composed of a majority of independent directors

Election of Executive Director and Election of Supervisory Director - REIT

REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements.

➢  Putnam will generally vote for the election of Executive Director

➢  Putnam will generally vote for the election of Supervisory Directors

Commentary:

Definition of outside director and independent director:

The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other requirements are met. An outside director is designated as an “independent” director based on the Tokyo Stock Exchange listing rules.  An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.).

The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

Putnam will withhold votes from the entire board of directors if:

•	For large companies (i.e., those with assets of at least KRW 2 trillion); the board does not have at least three independent directors or less than a majority of directors are independent directors,

•	For small companies (i.e., those with assets of less than KRW 2 trillion), fewer than one-fourth of the directors are independent directors,

•	The board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.

Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

➢	Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non-executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against.

Malaysia

➢	Putnam will vote against the entire board of directors if:
•	less than 50% of the directors are independent directors, or less than a majority of the directors are independent directors for large companies,
•	the board has not established an audit committee with all members being independent directors, including the committee chair,
•	the board has not established a nominating committee with all members being non-executive directors, a majority of whom are independent,

including the committee chair; the board chair should not serve as a member of the nomination committee, or

•	the board has not established a compensation committee with all members being non-executive directors, a majority of whom are independent; the board chair should not serve as a member of the remuneration committee.

Nordic Markets – Finland, Norway, Sweden

➢	Putnam will vote against the entire board of directors if:

Board Independence:

•	The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway)
•	The board does not have at least two directors independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland, Norway)
•	An executive director is a member of the board. (Norway)

Audit Committee:

•	The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland)
•	The audit committee does not have at least one director independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland)
•	The audit committee is not majority independent. (Norway)

Remuneration Committee:

•	The remuneration committee is not fully independent of the company, excluding the chair. (Sweden)
•	The remuneration committee is not majority independent of the company. (Finland)
•	The remuneration committee does not consist fully of non-executive directors. (Finland)
•	The remuneration committee is not fully independent of management (Norway)
•	The remuneration committee is not majority independent from the company and its major shareholders holding > 50% of the Company’s share capital. (Sweden, Finland, Norway)

Board Nomination Committee:

•	The nomination committee does not consist of a majority of directors independent from the company. (Finland)
•	An executive is a member of the nomination committee. (Finland)

External Nomination Committee: Vote against the establishment of the nomination committee and its guidelines when:

•	The external committee is not majority independent of the company and management. (Sweden)
•	The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden)
•	The external committee does not meet best practice based on ISS analysis. (Finland)
•	The external committee is not majority independent of the board and management. (Norway)
•	The external committee has more than one member of the board of the directors sitting on the committee. (Norway)
•	There is insufficient disclosure provided for new nominees (Norway)
•	An executive is a member of the committee. (Norway)

Russia

➢	Putnam will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

Singapore

➢	Putnam will vote against from the entire board of directors if
•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,
•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

United Kingdom, Ireland

Commentary:

Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

➢  Putnam will withhold votes from the entire board of directors if:

•	the board, excluding the Non-Executive Chair, is not comprised of at least half independent non-executive directors,

•	the board has not established a Nomination committee composed of a majority of independent non-executive directors, excluding the Non-Executive Chair, or

•	the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chair may be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chair, or

•	The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies.

All other jurisdictions

➢	In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards:
•	Putnam will vote against the entire board of directors if
▪	fewer than a majority of the directors are independent directors, or
▪	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

Additional Commentary regarding all Non-US jurisdictions:

Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board.  Putnam generally does not consider these representatives independent.   The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated.  In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives.  In some markets, significant shareholders have a legal right to nominate shareholder representatives.  Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees.

➢	Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board.
➢	Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board.
➢	Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed.

➢	Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply.
➢	Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards.

Shareholder nominated directors/self-nominated directors

➢	Putnam will vote against shareholder nominees if Putnam supports the board of directors.

➢	Putnam will vote on a case-by case basis if Putnam will be voting against the current board.

➢	Putnam will vote on a case-by-case basis if the proposal regarding a self-nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved.

Other Business Matters

Japan

A. Article Amendments

➢	The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

➢	Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.

➢	Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).

➢	Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, "special directors" who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders.

➢	Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders.

➢	Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders' right to submit shareholder proposals or call special meetings.)

B. Compensation Related Matters

➢	Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.

➢	Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

➢	Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.

C. Other Business Matters

➢	Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

➢	Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.

➢	Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

➢	Putnam will vote against proposals that authorize the board to vary the AGM record date.

➢	Putnam will vote for proposals to abolish the retirement bonus system

➢	Putnam will vote for board-approved director/officer indemnification proposals

➢	Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.

➢	Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis:

1) The poison pill must have a duration of no more than three years.

2) The trigger threshold must be no less than 20 percent of issued capital.

3) The company must have no other types of takeover defenses in place.

4) The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s' definition of independence.

5) At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance.

6) The directors must stand for reelection on an annual basis.

7) The company must release its proxy materials no less than three weeks before the meeting date.

➢	Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.

➢	Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”)

➢	Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.

➢	Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.

➢	Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders' ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts.

United Kingdom

➢	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards.

France

➢	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards.

➢	Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in the current year, and Putnam’s third party service provider(s) is recommending a vote against.

Canada

➢	Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company's policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed.

Hong Kong

➢	Putnam will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issuances of up to 20% of total equity in a year if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

Additionally, Putnam will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) Putnam supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

This policy supplements policies regarding share issuances as stated above under section

III. Voting Shares of Non-US Issuers.

Taiwan

➢	Putnam will vote against proposals to release the board of directors from the non-compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly- owned subsidiary of the company.

Australia

➢	Putnam will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

➢	Putnam will vote for proposals renewing partial takeover provisions.

➢	Putnam will vote on a case-by-case basis on Board-Spill proposals.

Turkey

Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.

Item 13. Portfolio Managers of Closed-End Investment Companies

(a)(1) Portfolio Managers. The officers of the investment manager identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio managers	Joined Fund	Employer	Positions Over Past Five Years

Albert Chan	2020	Putnam Management	Head of Portfolio Construction, Fixed
		2002-Present	Income, Portfolio Manager
			Previously, Analyst
Robert Davis	2017	Putnam Management	Portfolio Manager
		1999-Present
Brett Kozlowski	2017	Putnam Management	Co-Head, Structured Credit, Portfolio
		2008-Present	Manager
Michael Salm	2011	Putnam Management	Senior Vice President, Fixed Income,
		1997-Present	Previously, Chief Investment Officer,
			Fixed Income, Co-Chief Investment
			Officer, Fixed Income
Robert Salvin	2022	Putnam Management	Head of Corporate and Tax-Exempt
		2000-Present	Credit, Fixed Income
			Previously, Co-Head of Corporate
			and Tax-Exempt Credit, Fixed
			Income, Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Michael Salm	20*	$15,029,600,000	26	$9,417,600,000	8**	$1,862,700,000
Robert Salvin	14	$3,738,500,000	11	$683,800,000	11	$5,481,700,000
Brett Kozlowski	16***	$5,168,800,000	20	$8,008,500,000	5	$1,179,200,000
Robert Davis	5	$1,347,600,000	6	$1,490,200,000	9**	$1,678,800,000
Albert Chan	12****	$4,556,300,000	10	$2,440,100,000	2	$254,200,000

* 1 account, with total assets of $507,600,000 pay an advisory fee based on account performance

**1 account, with total assets of $429,500,000 pay an advisory fee based on account performance

*** 1 account, with total assets of $1,268,900,000 pay an advisory fee based on account performance

**** 2 accounts, with total assets of $1,776,400,000 pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which the investment manager believes are faced by investment professionals at most major financial firms. As described below, the investment manager and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

The investment manager attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under the investment manager’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, the investment manager has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the investment managers investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, the investment manager or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. The investment manager or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. The investment manager, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. t\The investment manager policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in the investment managers daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, the investment managers trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The investment manager trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Franklin Advisers opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of the investment managers trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. The investment manager and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, the investment manager has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance.  In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, Franklin evaluates performance based on the fund’s peer ranking in the fund’s Lipper category.  This peer ranking is based on pre-tax performance.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam evaluates performance based on the peer ranking of related products managed by the investment manager with similar strategies in those products’ Lipper categories.  This peer ranking is based on pre-tax performance.

One or more of the portfolio managers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust receive a portion of the performance fee payable by a private fund managed by Putnam (the “Private Fund”) in connection with their service as members of the Private Fund portfolio management team. See “Other Accounts Managed by the Fund’s Portfolio Managers—Potential conflicts of interest in managing multiple accounts” in (a)(2) above for information on how the investment manager addresses potential conflicts of interest resulting from an individual’s management of more than one account.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*: Assets in the fund

	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over
Albert Chan	2024	x
	2023	x
Brett S Kozlowski	2024	x
	2023	x
Michael Salm	2024	x
	2023	x
Robert Davis	2024	x
	2023	x
Robert L Salvin	2024	x
	2023	x

(b) Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 – August 31, 2023	—	—	—	7,489,429
September 1 – September 30, 2023	309,960	$3.43	309,960	7,179,469
October 1 – October 31, 20223	—	—	—	9,643,172
November 1 – November 30, 2023	136,558	$3.43	136,558	9,506,614
December 1 – December 31, 2023	—	—	—	9,506,614
January 1 – January 31, 2024	—	—	—	9,506,614
February 1 – February 28, 2024	—	—	—	9,506,614
March 1 – March 31, 2024	72,578	$3.55	72,578	9,434,036
April 1 – April 30, 2024	356,105	$3.47	356,105	9,077,931
May 1 – May 31, 2024	125,460	$3.49	125,460	8,952,471
June 1 – June 30, 2024	116,621	$3.53	116,621	8,835,850
July 1 – July 31, 2024	—	—	—	8,835,850

In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2022, which was in effect between October 1, 2022 and September 30, 2023, allowed the fund to repurchase up to 9,917,198 of its shares. The program renewed by the Board in September 2023, which is in effect between October 1, 2023 and September 30, 2024, allows the fund to repurchase up to 9,643,172 of its shares.

**Information prior to October 1, 2023 is based on the total number of shares eligible for repurchase under the program, as amended through September 2022.  Information from October 1, 2023 forward is based on the total number of shares eligible for repurchase under the program, as amended through September  2023

In September 2024, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2025 (based on shares outstanding as of September 30, 2024).

Item 15. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 16. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 17. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 19. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds and Franklin Templeton, are filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

(a)(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith:

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Jeffrey White

Jeffrey White

Principal Accounting Officer

Date: September 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz

Jonathan S. Horwitz

Principal Executive Officer

Date: September 27, 2024

By (Signature and Title):

/s/Jeffrey White

Jeffrey White

Principal Financial Officer

Date: September 27, 2024